________________________________________________________________________________

                   SALE AND LEASE AGREEMENT SECOND AMENDMENT
                      (Southwest Airlines 1990 Trust IV)



                          Dates as of August 25, 1995


                                    BETWEEN


              FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
                               as Owner Trustee

                                    LESSOR


                                      AND


                            SOUTHWEST AIRLINES CO.,

                                    LESSEE

                                 ____________

                       One Boeing Model 737-2H4 Aircraft

                                     N575W

________________________________________________________________________________

                                                   I HEREBY CERTIFY THAT I
                                                   HAVE COMPARED THIS DOCUMENT
                                                   WITH THE ORIGINAL AND THAT IT
                                                   IS A TRUE AND EXACT COPY OF
                                                   SUCH ORIGINAL

                                                   WILLIAM C. BOSTON
                                                       848-0600
                                                 /s/ Kimberlee K. Osby

                   SALE AND LEASE AGREEMENT SECOND AMENDMENT
                       (SOUTHWEST AIRLINES 1990 TRUST IV)

     This SALE AND LEASE AGREEMENT SECOND AMENDMENT (hereinafter referred to as this "Lease Amendment") dated as of August 25, 1995, between FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee under a certain Trust Agreement dated as of December 30, 1991 ("Lessor"), and SOUTHWEST AIRLINES CO., a Lease corporation ("Lessee"),



                             W I T N E S S E T H:
                             -------------------

          WHEREAS, First Security Bank of Utah, National Association, as owner trustee (the "Previous Lessor) under the Trust Agreement dated September 1, 1990, and Lessee are parties to a Sale and Lease Agreement relating to one Boeing Model 737-2H4 aircraft, bearing manufacturer's serial no.21722 and U.S. registration number N57SW, and two Pratt & Whitney JT8D-9A engines bearing manufacturer's serial nos. P687758B and P707364B (such aircraft and engines being hereinafter called the "Aircraft"), dated as of September 1, 1990 (the "Original Lease"), whereby, subject to the terms and conditions set forth therein, Previous Lessor has leased to Lessee, and Lessee has leased from the Previous Lessor, the Aircraft, such lease being evidenced by the execution and delivery of Sale and Lease Supplement No.1, dated September 27, 1990 ("Lease Supplement No. 1"), covering the Aircraft.

          WHEREAS, a counterpart of the Original Lease, attached to and made a part of Lease Supplement No.1, was recorded by the Federal Aviation Administration on September 28, 1990, and assigned Conveyance No. H72737;

          WHEREAS, the Owner Trustee assigned the Original Lease and Lease Supplement No.1 to the lessor under the Assignment and Assumption Agreement dated December 30, 1991, recorded by the Federal Aviation Administration on January 3, 1992 as Conveyance No. H77986;

          WHEREAS, Lessor and Lessee amended the Original Lease by the Sale and Lease Agreement Amendment (Southwest Air 1990 Trust IV) dated as of December 30,1991 (the "First Amendment"), which instrument was recorded by the Federal Aviation Administration on January 3, 1992, and assigned Conveyance No. H77988;

          WHEREAS, the Original Lease as supplement and amended by Lease Supplement No.1 and the First Amendment is hereinafter called the "Lease";
                                                                   -----
          WHEREAS, the Lessor, with the written consent of the Owner Participant and on the written request of a Majority in Interest of Certificate Holders (as declared in the Indenture), and Lessee wish to amend the Lease by entering into this Lease Amendment;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

          Section 1. Definitions: Amendments to Section 1 of the Lease.
                     -------------------------------------------------
Capitalized terms used herein without definition shall have the respective meanings attributed thereto in the Lease. Each definition of any term specified below in Section 1 of the Lease is amended to read in its respective entirety as follows:

               "Base Lease Term" means the period commencing on the Base Lease Term Commencement Date and expiring on December 31, 1999.

               "Rent Payment Date" means each December 31, March 31, June 30, and September 30 during the Term, commencing September 30, 1990 through and including December 31, 1995, and thereafter the last day of each calendar month during the Term, commencing January 31, 1996.

               "Stipulated Loss Value" means (i) during the Base Lease Term to and including December 31, 1995, $12,100,000, (ii) thereafter during the Base Lease Term, $7,000,000, and (iii) during any Renewal Lease Term, such amount shall be calculated in accordance with Section 18.1.

          Section 2. Amendment to Section 3.3. Section 3.3 of the Lease is
                     ------------------------
amended to

read as follows:

          "Basic Rent. Lessee hereby agrees to pay to Lessor Basic Rent with
           ----------
          respect to the Aircraft, in arrears, on each Rent Payment Date, in the amount of $432,000 through the December 31, 1995 Rent Payment Date and $80,000 on each Rent Payment Date thereafter; provided that on the first Rent Payment Date (September 30, 1990), only Basic Rent in the amount of $4,800 per each day elapsed during the Interim Lease Term shall be due."

          Section 3. Amendments to Section 5.
                     ------------------------

          (a)  Section 5.1.7 of the Lease is hereby amended to read as follows:

          "Notwithstanding Section 5.1.1 hereof or any other provision of any Operative Agreement, Lessee shall have no obligation to install on the Aircraft a hush kit in order to comply with the Stage Ill noise level restrictions promulgated by the FAA or otherwise, it being understood that the Aircraft may be returned to Lessor in Stage II condition."

          (b) The first two sentences of Section 5.3.2 of the Lease are amended to read as follows:

          "Every ESV-l Engine shall have no more than 5,000 hours or cycles since its last ESV-1. Each ESV-2 Engine shall have no more than 7,000 hours or cycles since its last ESV-2."

          Section 4: Effective Date of Amendments. The amendments to the Lease
                     ----------------------------
set forth in Sections 1 through 3 hereof shall be effective as of the date first set forth above.

          Section 5. Ratification. Except as amended hereby, the Lease shall
                     ------------
remain in full force and effect in all respects.

          Section 6. Miscellaneous. This Lease Amendment is being delivered in
                     -------------
the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, performance and validity. This Lease Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. All references herein to numbered sections, unless otherwise indicated, are to sections of this Lease Amendment. To the extent, if any, that the Lease or this Lease Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease Amendment may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the counterpart containing on the signature page thereof the receipt therefor executed by the Indenture Trustee.

          IN WITNESS WHEREOF, Lessor and Lessee have each caused this Sale and Lease Agreement Second Amendment to be duly executed as of the day and year first above written.

                                   LESSOR

                                   FIRST SECURITY BANK OF UTAH, NATIONAL
                                   ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                                   By /s/ Nancy M. Dahl
                                     ----------------------------------------
                                     Name:   NANCY M. DAHL
                                     Title:  ASSISTANT VICE PRESIDENT


                                   LESSEE

                                   SOUTHWEST AIRLINES CO.


                                   By_______________________________________
                                     Laura H. Wright
                                     Assistant Treasurer

          IN WITNESS WHEREOF, Lessor and Lessee have each Caused this Sale and Lease Agreement Second Amendment to be duly executed as of the day and year first above written.

                                   LESSOR

                                   FIRST SECURITY BANK OF UTAH, NATIONAL
                                   ASSOCIATION, not in its individual capacity but solely as Owner Trustee


                                   By_______________________________________
                                     Name:
                                     Title:


                                   LESSEE

                                   SOUTHWEST AIRLINES CO.


                                   By /s/ Laura Wright
                                      --------------------------------------
                                      Laura H. Wright
                                      Assistant Treasurer

                                  __________

     The undersigned Jet Aircraft Holdings, Inc., formerly Cauff, Lippman &
Co., Inc., a Florida corporation, hereby confirms for the benefit of Lessee that its Guaranty dated as of September 1, 1990 made to Lessee applies with respect to the Lease as amended hereby.

                                   JET AIRCRAFT HOLDINGS, INC.


                                   By /s/ Wayne D. Lippman
                                     -----------------------
                                     Name:  Wayne D. Lippman
                                     Title: E.V.P

================================================================================

                           AMENDMENT AND RESTATEMENT

                                  Dated as of
                                August 25, 1995

                                      OF

                    TRUST INDENTURE AND SECURITY AGREEMENT

                 (Southwest Airlines 1990 Trust II, III & IV)

                                  Dated as of
                               December 30, 1991


                                    BETWEEN


              FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,

                                 Owner Trustee


                                      AND


                            MERIDIAN TRUST COMPANY,

                               Indenture Trustee

                      ___________________________________

                      Three Boeing Model 737-2H4 Aircraft

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
RECITALS..................................................................     2

GRANTING CLAUSE...........................................................     3

                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.01.  Special Definitions...................................     7
     SECTION 1.02.  Other Definitions.....................................    21

                                   ARTICLE II

                                THE CERTIFICATES

     SECTION 2.01.  Form of Certificates..................................    21
     SECTION 2.02.  Terms of Certificates.................................    30
     SECTION 2.03.  Taxes.................................................    31
     SECTION 2.04.  Payments from Indenture Estate and Collateral Only....    33
     SECTION 2.05.  Method of Payment.....................................    34
     SECTION 2.06.  Application of Payments...............................    35
     SECTION 2.07.  Termination of Interest in Indenture Estate...........    35
     SECTION 2.08.  Registration, Transfer and Exchange of Certificates...    35
     SECTION 2.09.  Mutilated, Destroyed, Lost or Stolen Certificates.....    37
     SECTION 2.10.  Payment of Expenses on Transfer.......................    37
     SECTION 2.11.  Prepayment............................................    38
     SECTION 2.12.  Provisions Relating to Prepayment.....................    38
     SECTION 2.13.  Purchase Option.......................................    39
     SECTION 2.14.  Yield Protection......................................    42
     SECTION 2.15.  (Intentionally omitted.)..............................    44
     SECTION 2.16.  Certificates in Respect of Replacement Engines........    44
     SECTION 2.17.  Terms of Subordination................................    44

                                      (i)

                                                                            Page
                                                                            ----
                                  ARTICLE III

                   RECEIPT, DISTRIBUTION AND APPLICATION OF
                       INCOME FROM THE INDENTURE ESTATE

     SECTION 3.01.  Basic Rent Distribution and Application
                    of Amounts upon Rent Default..........................    48
     SECTION 3.02.  Lease Termination, Event of Loss and
                    Replacement...........................................    50
     SECTION 3.03.  Payment After Indenture Event of
                    Default, etc..........................................    51
     SECTION 3.04.  Certain Payments......................................    54
     SECTION 3.05.  Other Payments........................................    55
     SECTION 3.06.  Payments to Owner Trustee.............................    55
     SECTION 3.07.  Investment of Amounts Held by Indenture
                    Trustee...............................................    56
     SECTION 3.08.  Series A Holders......................................    56

                                   ARTICLE IV

                         COVENANTS; EVENTS OF DEFAULT;
                         REMEDIES OF INDENTURE TRUSTEE

     SECTION 4.01.  Covenants of The Bank and the Owner Trustee...........    57
     SECTION 4.02.  Indenture Event of Default............................    58
     SECTION 4.03.  Certain Cure Rights...................................    61
     SECTION 4.04.  Remedies..............................................    63
     SECTION 4.05.  Return of Aircraft, etc...............................    65
     SECTION 4.06.  Remedies Cumulative...................................    67
     SECTION 4.07.  Discontinuance of Proceedings.........................    67
     SECTION 4.08.  Waiver of Past Defaults...............................    68

                                  ARTICLE V

                        DUTIES OF THE INDENTURE TRUSTEE

     SECTION 5.01.  Notices...............................................    68
     SECTION 5.02.  Action Upon Instructions..............................    70
     SECTION 5.03.  Indemnification.......................................    71
     SECTION 5.04.  No Duties Except as Specified in
                    Indenture or Instructions.............................    71
     SECTION 5.05.  No Action Except Under Leases,
                    Participation Agreements, Trust Indenture
                    or Instructions.......................................    72
     SECTION 5.06.  Replacement Engines...................................    72
     SECTION 5.07.  Indenture Supplements for Replacements................    74
     SECTION 5.08.  Effect of Replacement.................................    74

                                     (ii)

                                                                            Page
                                                                            ----
     SECTION 5.09.  Certain Rights of Owner Trustee and
                    Owner Participant.....................................    74

                                  ARTICLE VI

                  THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

     SECTION 6.01.  Acceptance of Trusts and Duties.......................    76
     SECTION 6.02.  Absence of Duties.....................................    76
     SECTION 6.03.  No Representations or Warranties as to
                    Aircraft or Documents.................................    77
     SECTION 6.04.  No Segregation of Monies; No Interest.................    77
     SECTION 6.05.  Reliance; Agents; Advice of Counsel...................    78
     SECTION 6.06.  Capacity in Which Acting..............................    79
     SECTION 6.07.  Compensation..........................................    79
     SECTION 6.08.  May Become Certificate Holder.........................    79
     SECTION 6.09.  Further Assurances; Financing
                    Statements............................................    79

                                  ARTICLE VII

                          INDEMNIFICATION OF INDENTURE
                            TRUSTEE BY OWNER TRUSTEE

     SECTION 7.01.  Scope of Indemnification..............................    80

                                  ARTICLE VIII

                     SUCCESSOR TRUSTEES; SEPARATE TRUSTEES

     SECTION 8.01.  Notice of Successor Owner Trustee.....................    81
     SECTION 8.02.  Resignation of Indenture Trustee;
                    Appointment of Successor..............................    81
     SECTION 8.03.  Appointment of Separate Trustees......................    83

                                   ARTICLE IX

                       SUPPLEMENTS AND AMENDMENTS TO THIS
                         INDENTURE AND OTHER DOCUMENTS

     SECTION 9.01.  Instructions of Majority; Limitations.................    85
     SECTION 9.02.  Trustees Protected....................................    87
     SECTION 9.03.  Documents Mailed to Holders...........................    87
     SECTION 9.04.  No Request Necessary for Lease
                    Supplement or Indenture Supplement....................    87

                                     (iii)

                                                                            Page
                                                                            ----
                                   ARTICLE X

                                 MISCELLANEOUS

     SECTION 10.01.  Termination of Indenture.............................    87
     SECTION 10.02.  No Legal Title to Indenture Estate in
                     Holders..............................................    88
     SECTION 10.03.  Sale of Aircraft by Indenture Trustee
                     is Binding...........................................    88
     SECTION 10.04.  Indenture for Benefit of Owner Trustee,
                     Indenture Trustee, Owner Participant
                     and Certificate Holders..............................    88
     SECTION 10.05.  No Action Contrary to Lessee's Rights
                     Under any Lease......................................    89
     SECTION 10.06.  Notices..............................................    89
     SECTION 10.07.  Severability.........................................    89
     SECTION 10.08.  No Oral Modifications or Continuing
                     Waivers..............................................    90
     SECTION 10.09.  Successors and Assigns...............................    90
     SECTION 10.10.  Headings.............................................    90
     SECTION 10.11.  Governing Law; Counterpart Form......................    90
     SECTION 10.12.  Collateral...........................................    90

EXHIBIT A - Form of Indenture Supplement
EXHIBIT B - Form of Tax Certificate
EXHIBIT C - (Intentionally omitted.)
EXHIBIT D - (Intentionally omitted.)
EXHIBIT E - Swap Upside

ANNEX I   - Series A Certificates Amortization Schedule
ANNEX II  - Series B Certificates Amortization Schedule

                                     (iv)

                           AMENDMENT AND RESTATEMENT
                                      OF
                    TRUST INDENTURE AND SECURITY AGREEMENT


          AMENDMENT AND RESTATEMENT dated as of August 25, 1995 of TRUST INDENTURE AND SECURITY AGREEMENT (Southwest Airlines 1990 Trust II, III & IV) dated as of December 30, 1991 between FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, in its individual capacity only as expressly stated herein (when acting in such individual capacity called "The
                                                                         ---
Bank", and otherwise solely as owner trustee under the Trust Agreement referred
----
to below (in such capacity, the "Owner Trustee")), and MERIDIAN TRUST COMPANY, a
                                 -------------
Pennsylvania trust company (the "Indenture Trustee").
                                 -----------------

          WHEREAS, all capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

          WHEREAS, the Owner Trustee and the Indenture Trustee have entered into
(a) a Trust Indenture and Security Agreement (Southwest Airlines 1990 Trust II, III and IV) dated as of December 30, 1991, as supplemented by the Trust Indenture Supplement No. 1 thereto dated as of December 31, 1991 (as so supplemented, the "1991 Indenture") relating to three Boeing model 737-2H4
                   --------------
aircraft bearing U.S. registration numbers N55SW, N565W and N57SW and manufacturer's serial numbers 21593, 21721 and 21722, respectively and six (6) Pratt and Whitney JT8D-9A Engines bearing respective serial numbers P707374B, P707334B, P674648B, P707371B, P687758B and P707364B, (b) a Special Participation
Agreement (Southwest Airlines 1990 Trust II, III & IV) dated as of December 30, 1991, among CL Aircraft XXXI, Inc., as Owner Participant and a Guarantor of the Series B Certificates (the "Owner Participant"), CL Aircraft XXXI, Inc., CL
                            -----------------
Aircraft XXXII, Inc. and CL Aircraft XXXIII, Inc., as Initial Owner Participants (collectively, the "Initial Owner Participants"), Cauff, Lippman & Company,
                    --------------------------
Inc., as a Guarantor of the Series B Certificates (together with the Owner Participant, the "Guarantors of the Series B Certificates"), First Security Bank
                  ---------------------------------------
of Utah, National Association, as Owner Trustee (in such capacity under the Trust Agreements dated as of September 1, 1990 relating to the Southwest Airlines 1990 Trusts II, III and IV, the "Existing Owner Trustee" and in such
                                          ----------------------
capacity under the Trust Agreement dated as of December 30, 1991 relating to the Southwest Airlines 1990 Trust II, III & IV, the "Owner Trustee"), Meridian Trust
                                                 -------------
Company, as Indenture Trustee (the "Indenture Trustee"),
                                    -----------------

                                TRUST INDENTURE

The Chase Manhattan Bank, N.A., as Senior Lender (the "Senior Lender") and
                                                       -------------
Progress Credit Corporation, as Subordinated Lender and Initial Lender (the "Initial Lender") (the Senior Lender and the Initial Lender collectively
 --------------
referred to herein as the "Loan Participants") and (c) various other documents;
                           -----------------

          WHEREAS, the 1991 Indenture provides, among other things (i) for the issuance by the Owner Trustee to the Loan Participants of Certificates as provided in the Special Participation Agreement and (ii) for the assignment, mortgage and pledge by the Owner Trustee to the Indenture Trustee, as part of the Indenture Estate thereunder, among other things, of certain of the Owner Trustee's right, title and interest in and to the Aircraft and the Indenture Documents and the payments and other amounts received thereunder or in respect thereof in accordance with the terms hereof, as security for, among other things, the Owner Trustee's and Lessee's obligations to the Loan Participants and the Certificate Holders, and for the benefit and security of the Loan Participants and the Certificate Holders;

          WHEREAS, the Owner Trustee and Southwest Airlines Co. (the "Lessee")
                                                                      ------
have entered into three Leases, each relating to one of the three Aircraft, each of which Leases has been supplemented by a Lease Supplement thereto assigned by an Assumption Agreement and amended by a First Lease Amendment thereto;

          WHEREAS, the Owner Trustee and Lessee have executed three Second Lease Amendments providing, among other things, for the extension of the Base Lease Term (as defined therein) and the recalculation of Basic Rent and Stipulated Loss Value (each as defined therein);

          WHEREAS, the Owner Trustee and the Indenture Trustee have agreed to execute this Amendment and Restatement of Trust Indenture and Security Agreement to provide, among other things, for the extension of the maturity of the Series A Certificates and the Series B Certificates and to provide replacement Series A Certificates to the Loan Participants designated as receiving same pursuant to
Section 1.1(a) (ii) of the Special Participation Agreement (or their nominees) and replacement Series B Certificates to the Loan Participants designated as receiving same pursuant to Section 1.1(a) (ii) of the Special Participation Agreement (or their nominees), each Certificate in the form set forth in Section
2.01 hereof;

                                TRUST INDENTURE

          WHEREAS, all things have been done to make the Certificates, when executed by the Owner Trustee and authenticated, issued and delivered hereunder, the valid obligations of the Owner Trustee; and

          WHEREAS, all things necessary to make this Indenture the legal, valid and binding obligation of the Owner Trustee, for the uses and purposes herein set forth and in accordance with its terms, have been done and performed and have happened;

          The parties hereto agree as follows and that, effective as of the date hereof, the 1991 Indenture shall be amended and restated to read in its entirety as follows:


                            - - GRANTING CLAUSE - -

          NOW, THEREFORE, THIS AMENDMENT AND RESTATEMENT OF TRUST INDENTURE AND SECURITY AGREEMENT WITNESSETH, that, to secure (i) the prompt payment of the principal of and Premium Amount (if any) and interest on, and all other amounts due with respect to (a) the Series A Certificates and (b) the Series B Certificates in each case from time to time outstanding hereunder, (ii) the performance and observance by the Owner Trustee and the Owner Participant of all the agreements, covenants and provisions for the benefit of the Loan Participants and the Certificate Holders herein and in each Participation Agreement, the Special Participation Agreement and the Certificates contained,
(iii) the prompt payment of any and all amounts from time to time owing hereunder and under each Participation Agreement and the other Operative Agreements by the Owner Trustee, the Owner Participant or the Lessee to the Loan Participants and the Certificate Holders and (iv) the performance and observance by the Guarantors of the Series B Certificates of all the agreements, covenants and provisions for the benefit of the Loan Participants and the Certificate Holders in each Participation Agreement, the Special Participation Agreement and the Guarantee, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Certificates by the holders thereof, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain,

                                TRUST INDENTURE
sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee and its successors and assigns, for the security and benefit of the Loan Participants and the Certificate Holders, as aforesaid, a first priority security interest in and first mortgage lien upon, all estate, right, title and interest of the Owner Trustee in, to and under the following described property, rights and privileges, other than Excluded Payments (which collectively, excluding Excluded Payments but including all property hereafter specifically subjected to the Lien of this Indenture by an Indenture Supplement or any other mortgage supplemental hereto, shall constitute the "Indenture Estate"), to wit:
                                                    ----------------

          1. each Aircraft (including each Airframe and the Engines) and (in the case of the Engines) all replacements thereof and substitutions therefor to which the Owner Trustee shall from time to time acquire title as provided herein and in any related Lease, all as more particularly described in the Indenture Supplement executed and delivered with respect to such Aircraft or any such replacements or substitutions therefor, as provided in this Indenture, and all records, logs and other documents at any time maintained with respect to the foregoing property;

          2. each Lease and all Rent under each thereof, including, without limitation in respect of each Lease, all Basic Rent, Supplemental Rent, insurance proceeds and requisition and other payments of any kind under each thereof and including all rights of the Owner Trustee to execute any election or option or to give any notice, consent, waiver, or approval under or in respect of any Lease or to accept any surrender of any Aircraft or any part thereof, as well as any rights, powers or remedies on the part of the Owner Trustee, whether arising under any Lease or by statute or at law or in equity, or otherwise, arising out of any Lease Event of Default;

          3. the Participation Agreements, the Special Participation Agreement, the Bills of Sale, the New Bills of Sale and all other Indenture Documents (including, without limitation, all rights to amounts paid or payable to the Owner Trustee thereunder and all rights to enforce such payments);

                                TRUST INDENTURE

          4. all tolls, rents, issues, profits, revenues and other income of the property subjected or required to be subjected to the Lien of this Indenture, including all payments or proceeds in respect thereof after termination of any Lease with respect to any Aircraft, any Airframe, any Engine or any Part subject to such Lease, or otherwise, as the result of the sale, lease or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Owner Trustee in and to the same and every part thereof;

          5. all insurance and requisition proceeds and all other payments of any kind with respect to any Aircraft, including but not limited to the insurance required under Section 11 of the Lease to which such Aircraft is subject;

          6. all monies and securities deposited or required to be deposited with the Owner Trustee or the Indenture Trustee pursuant to any term of this Indenture or any Lease or required to be held by the Indenture Trustee hereunder; and

          7.   all proceeds of the foregoing.

The Owner Trustee is concurrently with the delivery hereof delivering to the Indenture Trustee an executed chattel paper original counterpart of each Lease, the Lease Supplement, the First Lease Amendment, Assumption Agreement and the Second Lease Amendment in respect of each Aircraft, together with executed copies of the Trust Agreement and each of the other Indenture Documents (other than the FAA bills of sale). All property referred to in this Granting Clause, whenever acquired by the Owner Trustee, shall secure all obligations under and with respect to the Certificates at any time outstanding. Any and all properties referred to in this Granting Clause which are hereafter acquired by the Owner Trustee, shall, without further conveyance, assignment or act by the Owner Trustee or the Indenture Trustee thereby become and be subject to the security interest hereby granted as fully and completely as though specifically described herein.


                            - - HABENDUM CLAUSE - -

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns,

                                TRUST INDENTURE
in trust for the benefit and security of the Loan Participants and the Certificate Holders, and for the uses and purposes and subject to the terms and provisions set forth in this Indenture.

          It is expressly agreed that anything herein contained to the contrary notwithstanding, the Owner Trustee shall remain liable under the Indenture Documents to perform all of the obligations assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Indenture Trustee and the Loan Participants and the Certificate Holders shall have no obligation or liability under any thereof by reason of or arising out of the assignment hereunder, nor shall the Loan Participants or the Certificate Holders be required or obligated in any manner to perform or fulfill any obligations of the Owner Trustee under or pursuant to any of the Indenture Documents, except as therein or herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          The Owner Trustee does hereby constitute the Indenture Trustee the true and lawful attorney of the Owner Trustee, irrevocably, with full power (in the name of the Owner Trustee or otherwise) to ask, require, demand, receive, compound and give acquaintance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of the Indenture Documents and all other property which now or hereafter constitutes part of the Indenture Estate, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Indenture Trustee may deem to be necessary or advisable in the premises. Under each Lease the Lessee is directed to make all payments of Rent (other than Excluded Payments) and all other amounts which are required to be paid to or deposited with the Owner Trustee pursuant to such Lease (other than Excluded Payments), directly to the Indenture Trustee at such address or addresses as the Indenture Trustee shall specify, for application as provided in this Indenture. The Owner Trustee agrees that promptly on receipt thereof, it will transfer to the Indenture Trustee any and all monies from time to time received by it constituting part of the Indenture Estate, for distribution by the Indenture Trustee pursuant to this Indenture.

                                TRUST INDENTURE

          The Owner Trustee does hereby warrant and represent that (except as permitted herein) it has not assigned or pledged any of its right, title and interest hereby assigned to anyone other than the Indenture Trustee other than pursuant to the Prior Mortgages, which Mortgages have been released, discharged and satisfied of record.

          The Owner Trustee does hereby ratify and confirm the Indenture Documents and does hereby agree that (except as permitted herein) it will not take or omit to take any action, the taking or omission of which would result in an alteration or impairment of any of the Indenture Documents or of any of the rights created by any thereof or the assignment hereunder.

          Notwithstanding the Granting Clause or any of the preceding paragraphs, there are hereby expressly excluded from the foregoing grant, bargain, sale, assignment, transfer, conveyance, mortgage, pledge and security interest all Excluded Payments. Further, nothing in the Granting Clause or any of the preceding paragraphs shall impair in any respect the rights of the Owner Trustee or the Owner Participant under Section 5.09.

          IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                   ARTICLE I

                                  DEFINITIONS

          SECTION 1.01.  Special Definitions.  For all purposes of this
                         -------------------
Indenture the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time in accordance with the applicable provisions thereof and of the other Operative Agreements. Unless otherwise specified, Section, Article, Exhibit and Annex references are to Sections, Articles, Exhibits and Annexes of this Indenture.

          "Affiliate" of any Person shall mean any other Person directly or
           ---------
     indirectly controlling, directly or indirectly controlled by, or under direct or indirect common control with, such Person.

                                TRUST INDENTURE

          "Aircraft" means the Airframes together with the Engines as further
           --------
defined in each Lease.

          "Airframes" means each of the Boeing 737-2H4 Aircraft, serial numbers
           ---------
21593, 21721, and 21722 bearing respective U.S. Registration Numbers N5SSW, NS6SW, and NS7SW as further defined in each Lease.

          "Assumption Agreement" means each Assignment and Assumption Agreement
           --------------------
delivered by the Owner Trustee and an Existing Owner Trustee, in substantially the form of Exhibit I to the Special Participation Agreement.

          "Base Rate" means, for any day, the higher of (a) the Federal Funds
           ---------
Rate for such day plus 1/2 of 1% per annum or (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

          "Basic Rent" means, collectively, the "Basic Rent" as defined in each
           ----------
Lease.

          "Bills of Sale" means, collectively, the "Manufacturer's FAA Bill of
           -------------
Sale" and the "Manufacturer's Warranty Bill of Sale" as defined in each Lease.

          "Break Funding Cost" means, for any Series A Certificate, the amount
           ------------------
equal to the sum of LIBOR Break Amount and Swap Break Amount for such Series A Certificate.

          "Calculation Agent" means The Chase Manhattan Bank (National
           -----------------
Association), or its designee.

          "Certificates" means, collectively, the Series A Certificates and the
           ------------
Series B Certificates.

          "Certificate Holder" or "holder" means, at any time, any holder of one
           ------------------
or more Certificates. For all purposes of this Indenture, including, without limitation, Section 2.17 and Article III, reference to a holder of a given Series of Certificates shall mean such Person in such capacity and not in its capacity as the holder of any other Series of Certificates on

                                TRUST INDENTURE

          "Certificate Register" has the meaning specified in Section 2.08.
           -------------------

          "Closing Date" means December 31, 1991.
           -------------------------------------

          "Collateral" means, in the case of the Series B Certificates, amounts
           ----------
     paid or payable, and all rights and benefits under, and the collateral under, the Guarantee.

          "Corporate Trust Off ice" means the principal office of the Indenture
           -----------------------
     Trustee located at 35 North Sixth Street, Reading, Pennsylvania, 19601, or such other office at which the Indenture Trustee's corporate trust business shall be administered and which the Indenture Trustee shall have specified by notice in writing to the Lessee, the Owner Trustee, the Owner Participant and each Certificate Holder.

          "Designated Maturity" means, as at any date of determination, the then
           -------------------
     remaining weighted average life of the Series A Certificates subject to prepayment.

          "Dollars" and "$" means lawful currency of the United States of
           -------
     America.

          "Engines" means each of the six (6) Pratt & Whitney JT8D-9A Engines,
           -------
     serial numbers P707374B, P707334B, P674648B, P707371B, P687758B and
     P707364B, as further defined in each Lease.

          "Excluded Payments" means (i) subject to the provisions of Section
           -----------------
     4.03, indemnity payments and interest in respect thereof paid or payable by the Lessee in respect of The Bank in its individual capacity or the Owner Participant pursuant to Section 8.1 or 8.2 of any Participation Agreement,
     (ii) proceeds of public liability insurance (or any similar payment from a governmental authority) in respect of any Aircraft payable to, or as a result of losses suffered by, The Bank in its individual capacity or the Owner Participant, (iii) proceeds of insurance maintained with respect to any Aircraft by or for the benefit of the Owner Participant (whether directly or through the Owner Trustee) in excess of that required to be maintained by the Lessee under Section 11 of any Lease, provided that no
                                                             --------
     such insurance impairs or reduces coverage under any insurance required to be maintained by the Lessee under any said Section 11,

                                TRUST INDENTURE

     (iv) payments of Supplemental Rent by the Lessee in respect of any amounts payable under the Tax Indemnification Agreement, (V) Transaction Costs paid or payable to The Bank in its individual capacity or the Owner Participant pursuant to Section 12.2 of any Participation Agreement and (vi) any right to enforce the payment of any amount described in clauses (i) through (v) above and the proceeds thereof.

          "Existing Owner Trustees" means the "Existing Owner Trustees" party to
           -----------------------
     the Special Participation Agreement.

          "Federal Funds Rate" means for any day, the rate per annum (rounded
           ------------------
     upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Calculation Agent on such day on such transactions as determined by the Calculation Agent.

          "First Lease Amendment" means each of the Sale and Lease Agreement
           ---------------------
     Amendments as further defined in the definition of Lease and as defined in the Special Participation Agreement.

          "Guarantee" means the Guarantee 555W, S6SW and 57SW dated as of
           ---------
     December 30, 1991 by the Guarantors of the Series B Certificates in favor of the holders of the Series B Certificates, as the same may be modified, supplemented, amended and in effect from time to time.

          "Guarantors of the Series B Certificates" means Cauff, Lippman &
           ---------------------------------------
     Company, Inc., a Florida corporation and the Owner Participant.

          "Guarantee Beneficiary" has the meaning specified in the Guarantee.
           ---------------------

                            TRUST INDENTURE

     "Indenture", "this Indenture", and "the Trust Indenture" mean this
      ---------    --------------        -------------------
     Amendment and Restatement of Trust Indenture and Security Agreement, including any Indenture Supplement and each other supplement from time to time entered into pursuant hereto.

          "Indenture Default" means an Indenture Event of Default or an event
           -----------------
     which with notice or lapse of time or both would became an Indenture Event of Default.

          "Indenture Documents" means each Participation Agreement, the Special
           -------------------
     Participation Agreement, each Lease (including Lease Supplements) each Assumption Agreement, the Bills of Sale aid the New Bills of Sale.

          "Indenture Estate" means the "Indenture Estate" as defined in the
           ----------------
     Granting Clause hereof.

          "Indenture Event of Default" has the meaning specified in Section
           --------------------------
     4.02.

          "Indenture Supplement" means a supplement to this Indenture
           --------------------
     substantially in the form of Exhibit A. which shall particularly describe each Airframe and Engines, or any Replacement Engine, included in the property of the Owner Trustee covered by this Indenture.

          "Initial Lender" means Progress Credit Corporation, a Florida
           --------------
     corporation.

          "Initial Owner Participants" means the "Initial Owner Participants"
           --------------------------
     party to the Special Participation Agreement.

          "Interest Payment Date" means, during the period from and including
           ---------------------
     the Closing Date to and including December 31, 1995, March 31, June 30, September 30 and December 31 of each year, the first of which shall be December 31, 1991; and thereafter, the thirtieth day of each calendar month, or if there is no thirtieth day, the last day of the month.

          "Interest Rate" means, during the period from and including the
           -------------
     Closing Date to and including December 31, 1995, 7.57% and thereafter, 7.94% per annum.

                              TRUST INDENTURE

          "Lease" means any of (i) the Sale and Lease Agreement (Southwest
           -----
     Airlines 1990 Trust II) dated as of September 1, 1990 between the Lessee and the Existing Owner Trustee, including Lease Supplement No. 1 thereto recorded with the FAA on September 28, 1990, as conveyance number KK13034, the Assumption Agreement, dated December 30, 1991 between the Existing Owner Trustee and the Owner Trustee, recorded by the FAA on January 3, 1992 as conveyance number H77982, the First Lease Amendment in respect thereof recorded with the FAA on January 3, 1992 as conveyance number H77984, the Second Lease Amendment in respect thereof and each other supplement or amendment heretofore or hereafter entered into pursuant to the terms of such Lease, (ii) the Sale and Lease Agreement (Southwest Airlines 1990 Trust III) dated as of September 1, 1990 between the Lessee and the Owner Trustee, including Lease Supplement No. 1 thereto recorded with the FAA on September 28, 1990, as conveyance number K91061, the Assumption Agreement , dated December 30, 1991, between the Existing Owner Trustee and the Owner Trustee, recorded by the FAA on January 2, 1992, as conveyance number H77978, the First Lease Amendment in respect thereof recorded with the FAA on January 2, 1992 as conveyance number H77980, the Second Lease Amendment in respect thereof and each other supplement or amendment heretofore or hereafter entered into pursuant to the terms of such Lease, and (iii) the Sale and Lease Agreement (Southwest Airlines 1990 Trust IV) dated as of September 1, 1990 between the Lessee and the Owner Trustee, including Lease Supplement No. 1 thereto recorded with the FAA on September 28, 1990, as conveyance number H72737, the Assumption Agreement, dated December 30, 1991, between the Existing Owner Trustee and the Owner Trustee, recorded by the FAA on January 3, 1992, as conveyance number H77986, the First Lease Amendment in respect thereof recorded with the FAA on January 3, 1992 as conveyance number H77988, the Second Lease Amendment in respect thereof and each other supplement or amendment heretofore or hereafter entered into pursuant to the terms of such Lease.

                               TRUST INDENTURE

          "Lease Default" means a Lease Event of Default or an event which with
           -------------
     notice or lapse of time or both would become a Lease Event of Default.

          "Lease Event of Default" means any of the events specified in Section
           ----------------------
     14 of any Lease.

          "Lease Supplements" means, collectively the "Lease Supplement" as
           -----------------
     defined in each Lease.

          "Lending Office" means, for any holder of a Series A Certificate, the
           --------------
     office from which it maintains the loan evidenced by its Series A Certificates.

          "Lessee" means Southwest Airlines Co., a Texas corporation, or any
           ------
     successor or assignee thereof as permitted by Section 7.4 of any Participation Agreement.

          "LIBOR" means the London Interbank Offered Rate.
           -----

          "LIBOR Break Amount" means, for any Series A Certificate as at any
           ------------------
     date of prepayment, purchase or acceleration of such Series A Certificate, an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount prepaid, purchased or accelerated for the period from the date of such prepayment, purchase or acceleration to the next subsequent Interest Payment Date at the applicable "Floating Rate" (i.e., LIBOR-based rate) of interest in effect on such date
                      ----
     (exclusive of any spread) under the Swap Transaction over (ii) the interest component of the amount the holder of such Series A Certificate would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period.

          "Loan Participants" means the Loan Participants party to the Special
           -----------------
     Participation Agreement, and their respective successors and assigns.

          "Majority A Holders" means, as of any date of determination thereof,
           ------------------
     the holders of not less than a majority in aggregate outstanding principal amount of all Series A Certificates.

                             TRUST INDENTURE

          "Majority B Holders" means, as of any date of determination thereof,
           ------------------
     the holders of not less than a majority in aggregate outstanding principal amount of all Series B Certificates.

          "Majority in Interest of Certificate Holders" means, as of any date of
          -------------------------------------------
      the determination thereof, the Majority A Holders and the Majority B Holders; provided, however, that (i) such term shall mean the Majority A
               --------  -------
      Holders if an Indenture Event of Default shall have occurred and be continuing (unless all principal, interest, Premium Amount and all other amounts due on the Series A Certificates and to the holders thereof under the Operative Agreements shall have been theretofore paid in full) and
      (ii) such term shall mean the Majority B Holders in the case of any direction, demand, notice or other action in respect of the Collateral for the benefit of the holders of the Series B Certificates. For all purposes of the foregoing definition and the definition of "Majority A Holders" and "Majority B Holders", in determining as of any date the then aggregate outstanding principal amount of Certificates of any Series, there shall be excluded any Certificates, if any, held by the Owner Trustee, the Owner Participant, the Guarantors of the Series B Certificates or the Lessee or any Affiliate of any thereof (unless the Owner Trustee, the Owner Participant, the Guarantors of the Series B Certificates, the Lessee or their respective Affiliates, as the case may be, own all Certificates then outstanding), or any interest of the Owner Trustee or the Owner Participant in any Certificate or any interest of the holder of a Series B Certificate in a Series A Certificate, in either case, by reason of subrogation pursuant to Section 4.03 or otherwise.

          "Make-Whole Amount" means, with respect to any Series A Certificate,
           -----------------
     an amount equal to the excess, if any, of (i) the present value, as of the date of the relevant prepayment, purchase or acceleration of Series A Certificates, of the respective installments of principal of and interest on such Series A Certificate that, but for such prepayment, purchase or acceleration, would have been payable on Payment Dates or Interest Payment Dates, as the case may be, after such prepayment, purchase or acceleration (assuming for this purpose no changes in the Interest Rate for the Series A Certificates from that in effect with respect to the relevant prepayment, purchase or acceleration), over (ii) the

                                TRUST INDENTURE
     principal amount of such Series A Certificate then being prepaid. Such present value shall be determined by discounting the amounts of such installments from their respective Payment Dates or Interest Payment Dates, as the case may be, to the date of such prepayment at a rate equal to the Treasury Rate plus 1/2 of 1% (such discounting to be calculated on the basis of a 360-day year of twelve 30-day months).

          "New Bills of Sale" has the meaning assigned to such term in section
           -----------------
     1.1(a) (i) of the Special Participation Agreement.

          "1991 Indenture" means the Trust Indenture and Security Agreement
           --------------
     (Southwest Airlines 1990 Trust II, III and IV) dated as of December 30, 1991 between the Owner Trustee and the Indenture Trustee, as supplemented by the Indenture Supplement No. 1 thereto dated December 31, 1991, recorded by the FAA as one instrument on January 3, 1992, as conveyance number H77989.

          "Non-U.S. Person" means any Person other than (i) a citizen or
           ---------------
     resident of the United States of America, its territories and possessions (including the Commonwealth of Puerto Rico and all other areas subject to its jurisdiction) (for purposes of this definition, the "United States"),
     (ii) a corporation, partnership or other entity created or organized under the laws of the United States or any political subdivision thereof or therein or (iii) an estate or trust that is subject to United States federal income taxation regardless of the source of its income.

          "Operative Agreements" means the Indenture Documents, the Trust
           --------------------
     Agreement, this Indenture, the Loan Certificates and the Guarantee.

          "Owner Participant" means CL Aircraft XXXI, Inc., a Florida
           -----------------
     corporation, and transferees thereof as and to the extent permitted by
     Section 10.1 of each Participation Agreement and Section 8.01 of the Trust Agreement.

          "Participation Agreement" means any of (i) the Participation Agreement
           -----------------------
     (Southwest Airlines 1990 Trust II) dated as of September 1, 1990 among the Lessee, Cauff, Lippman & Company, Inc., the Owner Participant (as assignee of the

                        TRUST INDENTURE
     original Owner Participant party thereto), the Initial Lender and the Owner Trustee (as assignee of the original Owner Trustee party thereto), (ii) the Participation Agreement (Southwest Airlines 1990 Trust III) dated as of September 1, 1990 among the Lessee, Cauff, Lippman & Company, Inc., the Owner Participant (as assignee of the original Owner Participant party thereto), the Initial Lender and the Owner Trustee (as assignee of the original Owner Trustee party thereto), and (iii) the Participation Agreement (Southwest Airlines 1990 Trust IV) dated as of September 1, 1990 among the Lessee, Cauff, Lippman & Company, Inc., the Owner Participant (as assignee of the original Owner Participant party thereto), the Initial Lender and the Owner Trustee (as assignee of the original Owner Trustee party thereto), as any of the same may be modified, supplemented, amended and in effect from time to time.

          "Parts" means, in respect of any Aircraft, Airframe or Engine, the
           -----
     "Parts" as defined in the Lease to which such Aircraft, Airframe or Engine is subject.

          "Past Due Rate" means, with respect to the principal of or interest or
           -------------
     Premium Amount, if any, on any Certificate not paid in full when due (whether at stated maturity, by acceleration or otherwise), or with respect to any other amount payable to the holder thereof thereon or under this Indenture not so paid in full when due, a rate of interest per annum equal to 2% above the higher of (x) the Interest Rate or (y) the Base Rate (in either case computed on the basis of a year of 360 days and actual days elapsed).

          "Payment Date" means, (i) with respect to Series A Certificates, each
           ------------
     Interest Payment Date listed under the Schedule of Principal Payments for such Series of Certificates set forth in Section 2.02(b) (1) and (ii) with respect to Series B Certificates, each Interest Payment Date on which principal thereon is scheduled for payment pursuant to Section 2.02(b) (2).

          "Permitted Investments" means those investments described in Section
           ---------------------
     22.1 of any Lease.

          "Premium Amount" means, with respect to each Series A Certificate, to
           --------------
     the fullest extent permitted by law, an amount equal to the sum of (i) (a) if the holder thereof is

                               TRUST INDENTURE
     a bank, a bank operating subsidiary or otherwise a floating rate lender, the Break Funding Cost in respect of such Certificate or (b) if the holder thereof is not a bank, a bank operating subsidiary or otherwise a floating rate lender, the Make-Whole Amount in respect of such Certificate plus (ii)
                                                                       ----
     so long as such amount is not payable in connection with an Indenture Event of Default that is a Lease Event of Default, as of any date of the determination thereof, the Special Premium.

          "Prime Rate" means the rate of interest from time to time announced by
           ----------
     the Calculation Agent at its principal office as its prime commercial lending rate.

          "Prior Mortgages" means any of (i) the Security Agreement and
           ---------------
     Assignment of Leases N555W dated as of September 1, 1990 between the Existing Owner Trustee party thereto and the Initial Lender, which was previously released by the General Release of Mortgage, dated December 31, 1991, executed by the Initial Lender recorded by the FAA on January 3, 1992, as conveyance number H77983, (ii) the Security Agreement and Assignment of Leases N565W dated as of September 1, 1990 between the Existing Owner Trustee party thereto and the Initial Lender, which was previously released by the General Release of Mortgage, dated December 31, 1991, executed by the Initial Lender recorded by the FAA on January 2, 1992, as conveyance number H77979 and (iii) the Security Agreement and Assignment of Leases NS7SW dated as of September 1, 1990 between the Existing Owner Trustee party thereto which was previously released by the General Release of Mortgage, dated December 31, 1991, executed by the Initial Lender, recorded by the FAA on January 3, 1992, as conveyance number H77988.

          "Regulatory Change" shall mean, with respect to any holder of a Series
           -----------------
     A Certificate, any change after the date of this Indenture in United States Federal, state or foreign law or regulations, or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Certificate Holder of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                              TRUST INDENTURE

          "Rent" means, collectively, the "Rent" as defined in each Lease.
           ----

          "Replacement Engine" means any engine substituted for an Engine
           ------------------
     pursuant to Section 5.06.

          "Second Lease Amendment" means any of (i) the Sale and Lease Agreement
           ----------------------
     Second Amendment (Southwest Airlines 1990 Trust II) dated as of August 25, 1995 between the Lessee and the Owner Trustee, (ii) the Sale and Lease Agreement Second Amendment (Southwest Airlines 1990 Trust III) dated as of August 25, 1995 between the Lessee and the Owner Trustee and (iii) the Sale and Lease Agreement Second Amendment (Southwest Airlines 1990 Trust IV) dated as of August 25, 1995 between the Lessee and the Owner Trustee each of which are being filed simultaneously herewith.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Series" means one or more of the series of Certificates issued
           ------
     pursuant to Article II of this Indenture.

          "Series A Certificates" means the "Series A Loan Certificates" issued
           ---------------------
     pursuant to Section 2.02(a) and any such certificates issued in exchange or replacement therefor pursuant to Section 2.08 or 2.09.

          "Series B Certificates" means the "Series B Loan Certificates" issued
           ---------------------
     pursuant to Section 2.02(a) and any such certificates issued in exchange or replacement therefor pursuant to Section 2.08 or 2.09.

          "Special Participation Agreement" means the Special Participation
           -------------------------------
     Agreement (Southwest Airlines 1990 Trust II, III& IV) dated as of December 30, 1991 between the Owner Trustee, the Existing Owner Trustees, the Indenture Trustee, the Loan Participants, the Initial Lender, the Owner Participant, the Initial Owner Participants and the Guarantors of the Series B Certificates.

          "Special Premium" means a premium equal to (x) on or prior to December
           ---------------
     31, 1992, 2%, (y) thereafter through (and including) December 31, 1994, 1% and (z) thereafter, 0%, of

                               TRUST INDENTURE
     the principal amount of such Certificate subject to prepayment.

          "Supplemental Rent" means, collectively "Supplemental Rent" as defined
           -----------------
     in each Lease.

          "Swap Break Amount" means, as of any date of determination thereof,
           -----------------
     and for any Series A Certificate, the lesser of:

          (a) the amount the Swap Counterparty will require in accordance with market practice to have paid to it on such date by the holder of such Series A Certificate to terminate the Swap Transaction of such holder on such date; or

          (b) the amount a Reference Market-maker (as defined in the Swap Form with the "party" referred to in such definition being the Swap Counterparty) designated by the Owner Trustee and reasonably acceptable to the Swap Counterparty will quote to such holder and the Owner Trustee as the amount it will require to be paid to it on such date by such holder to assume the obligations of such holder under the Swap Transaction;

     provided that if the Swap Counterparty and the Reference Market-maker quote
     --------
     the identical amount, or if the Reference Market-maker fails to quote or, having quoted, fails or refuses to assume the aforesaid obligations of such holder in accordance with its "quote" or the Swap Counterparty refuses (acting in accordance with the Swap Form) to accept performance by such Reference Market-maker, the amount computed in accordance with clause (a) above shall be the "Swap Break Amount".

          "Swap Counterparty" means Chase Securities, Inc., in the case of the
           -----------------
     swap referenced in clause (i) of "Swap Transaction" below and (ii) The Chase Manhattan Bank (National Association) in the case of the swap referenced in clause (ii) of that definition.

          "Swap Transaction" means (i) the interest rate exchange transaction
           ----------------
     entered into by the Senior Lender and the Swap Counterparty, which transaction is governed by the Interest Rate and Currency Exchange Agreement published in 1987 by, and incorporating by reference therein the definitions and

                               TRUST INDENTURE
     provisions contained in, the 1991 ISDA Definitions of the International Swap Dealers Association, Inc. (the "Swap Form") and the terms of the
                                          ---------
     confirmation of which provide for the exchange of three month LIBOR plus a Spread for the Interest Rate in respect of a notional amount equal to the scheduled aggregate principal amount of the Series A Certificates outstanding from time to time, as said swap transaction may be assigned in whole or in part; and (ii) in addition, at all times after December 29, 1995, a swap that may exist or, if it does not Exist shall be deemed to exist between the Senior Lender and Swap Counterparty, which transaction is governed by the Interest Rate and Currency Exchange Agreement published in 1992 by, and incorporating by reference therein the definitions and provisions contained in, the 1991 ISDA Definitions of the International Swap Dealers Association, Inc. (the "New Swap Form") and the terms of the
                                          --------------
     confirmation of which provide for the exchange of one month LIBOR plus a Spread for the Interest Rate in respect of a notional amount of the Series A Certificates outstanding from time to time, as said swap transaction may be assigned in whole or in part.

          "The Bank" means First Security Bank of Utah, National Association, a
           --------
     national banking association, in its individual capacity and any successor financial institution (in its individual capacity) acting as Owner Trustee hereunder and under the Trust Agreement.

          "Treasury Rate" means for any Designated Maturity, the yield to
           -------------
     maturity of, and resulting from the bidding for, the most recently auctioned United States Treasury Notes with maturities equal to such Designated Maturity, and if United States Treasury Notes with such a maturity are not then auctioned and publicly traded, the weighted average yield to maturity of United States Treasury Notes with maturities next above and below such Designated Maturity (calculated as provided below); such yields in each case to be determined by the Calculation Agent by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple), the yields of the relevant United States Treasury Notes (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward) as quoted by two reputable dealers in United States Treasury Notes selected by the Calculation Agent at approximately 11:00 A.M., New York time, on the date any Premium Amount shall be

                                TRUST INDENTURE
     payable and notified to the Indenture Trustee, the Owner Trustee and the holders of the affected Series of Certificates; any weighted average yield of Treasury Notes with two maturities is to be calculated by the Calculation Agent in accordance with the following formula:

               WAY - Y1 + (Y2 - Y1) (DM - X1)
                           -------------------
                                (X2 - X1)


Where:

     WAY -  Weighted Average Yield

     DM  -  relevant Designated Maturity

     Xl - whole integer in years closest to and less than DM which equals the maturity of a United States Treasury Note then publicly traded.

     X2 - whole integer in years closest to and greater than DM which equals the maturity of a United States Treasury Note then publicly traded.

     Y1  -  yield, determined as provided above, of United States
            Treasury Notes then most recently auctioned with maturities equal to X1.

     Y2 - yield, determined as provided above, of United States Treasury Notes then moat recently auctioned with maturities equal to X2.

            SECTION 1.02.  Other Definitions.  For all purposes of this
                           -----------------
Indenture, terms defined in the heading and recitals of this Indenture are used as so defined and capitalized terms used but not defined in this Indenture are used as defined in the Leases.

                                  ARTICLE II

                               THE CERTIFICATES

            SECTION 2.01.  Form of Certificates. The Certificates and the
                           --------------------
Indenture Trustee's form of certificate of authentication to appear on the Certificates shall each be substantially in the form set forth below, as follows:

                                TRUST INDENTURE

                            ______________________

              FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION,
         not in its individual capacity, except am otherwise expressly provided in the Operative Agreements, but solely as Owner Trustee under Trust Agreement .
                 (Southwest Airlines 1990 Trust II, III & IV)
                         dated as of December 30, 1991

                                 SERIES * LOAN
                           CERTIFICATE DUE 1992-1999

             ISSUED IN CONNECTION WITH THREE BOEING MODEL 737-2H4
         AIRCRAFT WITH MANUFACTURER'S SERIAL NUMBERS 21593, 21721 AND
          21722 AND INITIALLY BEARING UNITED STATES FEDERAL AVIATION
          ADMINISTRATION REGISTRATION NOS. N55SW, N56SW AND N57SW AND
                      SIX PRATT & WHITNEY JT8D-9A ENGINES

No. R- * -
                                                  New York, New York

$                                                 December 31, 1991

          FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, not

in its individual capacity, except as otherwise expressly provided in the Operative Agreements, but solely as Owner Trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement (Southwest
            -------------
Airlines 1990 Trust II, III & IV) dated as of December 30, 1991, between the Owner Participant named therein and First Security Bank of Utah, National Association (herein as such Trust Agreement may be amended or supplemented from time to time called the "Trust Agreement"), hereby promises to pay to
                         ---------------
___________________________________, or registered transferees, the principal sum of __________________________________________________ Dollars, in
sixty-four (64) installments, one such installment to be due and payable on each Payment Date specified, and each such installment to be in an amount equal to the amount set forth, in Annex A hereto, together with interest on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until such principal amount is paid in full. Interest shall accrue at the Interest Rate and shall be payable

______________________
*    Insert Series Letter

                                TRUST INDENTURE
in arrears on each Interest Payment Date and on the date this Certificate is paid in full. The Certificate shall bear interest at the applicable Past Due Rate on any principal hereof, interest and other amounts due hereunder not paid when due (whether at stated maturity, by acceleration or otherwise) for any period during which the same shall be overdue, payable on demand by the holder hereof given through the Indenture Trustee.

          Interest shall be calculated on the basis of a year of 360 days and actual days elapsed. If any sum payable hereunder falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day. without (so long as payment is made on such succeeding Business
Day) additional interest as a result of such extension.

          All payments of principal [, Premium Amount]' and interest and other amounts to be made to the holder hereof or under the Amendment and Restatement dated as of August 25, 1995 of Trust Indenture and Security Agreement (Southwest Airlines 1990 Trust II, III & IV) dated as of December 30, 1991 (as amended or supplemented from time to time, herein called the "Indenture" the terms defined
                                                   ---------
therein and not otherwise defined herein being used herein with the same meanings) between the Owner Trustee and Meridian Trust company, as Indenture Trustee thereunder, shall be made only from the income and proceeds from the Indenture Estate and the Collateral and (except in the case of the Collateral) only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Indenture Estate to enable the Indenture Trustee to make such payments in accordance with the terms of the Indenture. Each holder hereof, by its acceptance of this Certificate, agrees that it will look solely to the income and proceeds from the Indenture Estate and the collateral to the extent available for distribution to the holder hereof as above provided and that none of the Owner Participant, The Bank or the Indenture Trustee is personally liable to the holder hereof for any amounts payable or any liability under this Certificate or under the Indenture, except as expressly provided in the Indenture (in the case of The Bank and the Indenture Trustee) or as expressly provided in any Participation Agreement and the Special Participation Agreement (in the case of The Bank, the Indenture Trustee and the Owner Participant)*

____________________
*    Insert only in Series A Certificates

                                TRUST INDENTURE

          [If the Owner Trustee elects or is required to prepay this Certificate under any provision of the Indenture or any Person entitled thereto elects to purchase this Certificate under Section 2.13 of the Indenture and such prepayment or purchase or payment, as the case may be, is not consummated on the date originally scheduled therefor, or if any payment of principal of or interest on this Certificate is made on a date other than the date scheduled therefor, the Owner Trustee or other such Person, as the case may be, shall, no later than three Business Days after its receipt of demand by the holder hereof (accompanied by a certificate of the type specified in the next succeeding sentence) , given through the Indenture Trustee with a copy to the Lessee, pay to the Indenture Trustee for the account of the holder hereof any amounts required to compensate the holder hereof for any losses, costs or expenses which it may incur as a result of the failure of such prepayment or purchase or payment, as the case may be, to occur as scheduled. In connection therewith, the holder hereof shall furnish to the Owner Trustee or other such Person, as the case may be, a certificate setting forth, in reasonable detail, the calculation of the amount of such losses, costs and expenses, which certificate shall be conclusive absent manifest error.]*

          Principal and interest and other amounts due hereon shall be payable in Dollars in immediately available funds prior to Noon, New York time, on the due date thereof, to the Indenture Trustee at the Corporate Trust Office and the Indenture Trustee shall, subject to the terms and conditions of the Indenture, remit all such amounts so received by it to the holder hereof at such account or accounts at such financial institution or institutions as the holder hereof shall have designated to the Indenture Trustee in writing, in immediately available funds, such payment to be made prior to 2:00 P.M., New York time, on the due date thereof. If such amounts are received after Noon, New York time on the due date thereof, such amounts shall be deemed received on the next following Business Day, and the Indenture Trustee shall make payment thereof promptly, but not later than 11:00 A.M., New York time the next following Business Day. In the event the Indenture Trustee shall fail to make any such payment as provided in the two preceding sentences after its receipt of funds at the place and prior to the time specified

____________________
*    Include only in Series A Certificates.

                                TRUST INDENTURE
above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate the holder hereof for loss of use of funds in a commercially reasonable manner if it shall have failed to use ordinary care in the disbursing of such funds. All such payments by the Owner Trustee and the Indenture Trustee shall be made free and clear of and without reduction for or on account of any wire or other like charge.

          Each holder hereof, by its acceptance of this Certificate, agrees that, except as otherwise expressly provided in the Indenture, each payment received by it in respect hereof shall be applied, first, to the payment of any
                                                   -----
amount (other than the principal of (or Premium Amount] or interest on this Certificate) due in respect of this Certificate, second, to the payment of
                                                 ------
(Premium Amount, if any, and]" interest hereon (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable hereunder) due and payable hereunder, third, to the payment of
                                                      -----
the principal of this Certificate then due and fourth, the balance, if any,
                                               ------
remaining thereafter, to the payment of the principal of this Certificate remaining unpaid, in the manner set forth in the last sentence of Section 2.06 of the Indenture.

          This Certificate is one of the Certificates referred to in the Indenture which have been or are to be issued by the Owner Trustee pursuant to the terms of the Indenture. The Indenture Estate is held by the Indenture Trustee as security, in part, for the Certificates. The beneficial interest of the Owner Participant in and to the properties of the Owner Trustee pledged or mortgaged as part of the Indenture Estate is subject and subordinate to the lien and security interest granted to the Indenture Trustee to the extent provided in the Indenture. Reference is hereby made to the Indenture and the Special Participation Agreement referred to therein for a statement of the rights and obligations of the holder hereof, and the nature and extent of the security for this Certificate and of the rights and obligations of the other Certificate Holders, and the nature and extent of the security for the other Certificates, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture and the Special Participation Agreement each holder hereof agrees by its acceptance of this Certificate.

____________________
*    Include only in Series A Certificate.

                                TRUST INDENTURE

          [WITHOUT LIMITING THE GENERALITY OF THE FOREGOING. THE HOLDER HEREOF EXPRESSLY UNDERSTANDS AND AGREES THAT THIS CERTIFICATE IS SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT TO THE SERIES A CERTIFICATES AND CERTAIN OTHER SUMS OWING TO THE HOLDERS THEREOF TO THE EXTENT AND IN THE MANNER SET FORTH IN THE INDENTURE
 .]*

          There shall be maintained a Certificate Register for the purpose of registering transfers and exchanges of Certificates at the Corporate Trust Office of the Indenture Trustee or at the office of any successor indenture trustee in the manner provided in Section 2.08 of the Indenture. As provided in the Indenture, this Certificate or any interest herein may, subject to the next following paragraph, be assigned or transferred, and the Certificates are exchangeable for a like aggregate original principal amount of Certificates of the same Series of any authorized denomination, as requested by the Certificate Holder surrendering the same.

          Prior to the due presentment for registration of transfer of this Certificate, the Owner Trustee and the Indenture Trustee may deem and treat the person in whose name this Certificate is registered on the Certificate Register as the absolute owner of this Certificate and the Certificate Holder for the purpose of receiving payment of all amounts payable with respect to this Certificate and for all other purposes whether or not this Certificate is overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

          This Certificate is subject to prepayment only as permitted by Sections 2.11 and 2.12 of the Indenture and to purchase without consent of the holder hereof only as provided in Section 2.13 of the Indenture, and the holder hereof, by its acceptance of this Certificate, agrees to be bound by said provisions.

          This Certificate shall not be secured by or be entitled to any benefit under the Indenture or be valid or obligatory for any purpose, unless authenticated by the Indenture Trustee as evidenced by the manual signature of one of its authorized signatories on the certificate below.


____________________
*    Include only in Series B Certificates.

                                TRUST INDENTURE

          This Certificate shall be governed by and construed in accordance with the law of the State of New York.

                                TRUST INDENTURE

          IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be executed in its corporate name by its officer thereunto duly authorized, as of the date hereof.

                                 FIRST SECURITY BANK OF UTAH,
                                   NATIONAL ASSOCIATION ,
                                   not in its individual capacity,
                                   but solely as Owner Trustee


                                 By _______________________________
                                    Title:

          [FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

          This is one of the Certificates referred to in the within-mentioned Indenture.

                                 MERIDIAN TRUST COMPANY,
                                   not in its individual
                                   capacity, but solely
                                   as Indenture Trustee


                                 By _______________________________
                                    Authorized Signatory

                                TRUST INDENTURE

                       Annex A to Series __ Certificate*

                        SCHEDULE OF PRINCIPAL PAYMENTS

             Payment Date                          Principal
          (Interest Payment                        Amount to
          Date closest to)                         be Paid**
          ----------------                         ---------

__________________________

*    Insert Series Letter.

** The amounts in this column for a Certificate of any Series shall be equal, for any Payment Date, to the product of (a) the "Principal Amount to be Paid" for such Payment Date as set forth in Annex I or Annex II, as the case may be, and (b) a fraction, the numerator of which is the original principal amount of such Certificate and the denominator of which is aggregate original principal amount of such Series of Certificates.

                                TRUST INDENTURE

          SECTION 2.02.  Terms of Certificates.  (a)  On the Closing Date the
                         ---------------------
Owner Trustee shall issue loan certificates in two series in an aggregate original principal amount of $31,692,164.38: one series shall be designated "Series A Loan Certificates", shall be in an aggregate original principal amount of $19,683,472.13 and shall be issued to the Loan Participants designated as receiving same pursuant to section 1.1 (a) (ii) of the special participation agreement (or their nominees) in such amounts as shall be set forth in said section 1.1 (a) (ii); and a second series shall be designated "series b loan certificates", shall be in an aggregate original principal amount of $12,008,692.25 and shall be issued to the Loan Participants designated as receiving same pursuant to Section 1.1(a) (ii) of the Special Participation Agreement (or their nominees) in such amounts as shall be set forth in said
Section 1.1(a) (ii).

          (b) The principal of the Certificates shall be due and payable on each Payment Date as follows:

          (1) with respect to the Series A Certificates in sixty-four (64) consecutive installments as provided in Annex I; and

          (2) With respect to the Series B Certificates in sixty-four (64) consecutive installments as provided in Annex ii.

          (c) Each Certificate shall bear interest on the unpaid principal amount thereof from time to time outstanding from and including the date thereof until such principal amount is paid in full. Such interest on each Certificate shall accrue at the Interest Rate and shall be payable in arrears on each Interest Payment Date and on the date such Certificate is paid in full. Interest hereunder and under the Certificates shall be calculated on the basis of a year of 360 days and actual days elapsed. If any sum payable under the Certificates or under this Indenture falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day, without (so long as payment is made on such succeeding Business Day) additional interest as a result of such extension. Each Certificate shall bear interest at the applicable Past Due Rate on any principal thereof and interest and other amounts due

                                TRUST INDENTURE
thereunder and hereunder not paid when due (whether at stated maturity, by acceleration or otherwise) for any period during which the same shall be overdue, payable on demand by the respective Certificate Holder given through the Indenture Trustee.

          (d) The Certificates shall be executed on behalf of the Owner Trustee by one of its authorized officers. Certificates bearing the signatures of individuals who were at any time the proper officers of the Owner Trustee shall bind the Owner Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the respective dates of such Certificates. No Certificates shall be issued hereunder except those provided for in Section 2.02(a) and any Certificates issued in exchange or replacement therefor pursuant to the terms of this Indenture. Each Certificate issued under this Section 2.02 shall be dated the Closing Date. No Certificate shall be secured by or entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized officers and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

          SECTION 2.03.  Taxes.  (a)  The Owner Trustee agrees to pay, and to
                         -----
indemnify and hold each Loan Participant and its respective successors, assigns, employees, agents and servants (each being hereinafter referred to as an "Indemnitee") harmless from and against, all Taxes (including Taxes payable by
 ----------
reason of any payment under this Section 2.03), imposed upon any Indemnitee upon or with respect to or measured by or resulting from this Indenture, any other Operative Agreement or any Certificate, or any principal, interest or other payment made or payable by the Owner Trustee hereunder or thereunder. The Indenture Trustee agrees, to the extent required by applicable law, to withhold from each payment due hereunder or under any Certificate to a Non-U.S. Person United States federal withholding taxes at the appropriate rate, and, on a timely basis, to deposit such amounts with an authorized depository and make such reports, filings and other reports in connection therewith, and in the manner, required under applicable law. The Indenture Trustee shall promptly (but in no event later than the date 30 days after the

                                TRUST INDENTURE
due date of the relevant payment) furnish to each Certificate Holder with respect to whom taxes have been withheld a U.S. Treasury Form 1042S and Form 8109-B (or similar forms as at any relevant time in effect), if applicable, indicating payment in full of any Taxes withheld from any payments by the Indenture Trustee to such Certificate Holder together with all such other information and documents reasonably requested by such Certificate Holder and necessary or appropriate to enable such Person to substantiate a claim for credit or deduction with respect thereto for income tax purposes of any jurisdiction with respect to which such Person is required to file a tax return; provided that each Certificate Holder which is a Non-U.S. Person has furnished
--------
to the Indenture Trustee a properly completed and currently effective U.S. Treasury Form 1001 (or such successor form as may be required by the United States Treasury department) during the calendar year in which the payment is made, or in either of the two preceding calendar years, and has not notified the Indenture Trustee of the withdrawal of such Form prior to the date of each interest payment, only the reduced amount required by applicable law shall be withheld from payments under the Certificates held by such Certificate Holder in respect of United States federal income tax; provided, further, that each
                                             --------  -------
Certificate Holder which is a Non-U.S. Person has furnished to the Indenture Trustee a properly completed and currently effective (1) certificate in substantially the form of Exhibit B hereto and a U.S. Treasury Form W-8 or (2) a U.S. Treasury Form 4224, as the case may be (or such successor certificate or Forms as may be required by the United States Treasury department as necessary to avoid withholding of United States federal income tax) during the calendar year in which the payment is made, or in the case of a Form W-8 in either of the two preceding calendar years, and has not notified the Indenture Trustee of the withdrawal of such certificate and/or Form prior to the date of each interest payment, no amount shall be withheld from payments under the Certificates held by such Certificate Holder in respect of United States federal income tax. Each Certificate Holder shall indemnify and hold harmless the Indenture Trustee against any claim for United States withholding taxes which the Indenture Trustee improperly fails to withhold on payments to such Certificate Holder as a direct result of the invalidity of any certificate or Form provided by such Certificate Holder pursuant to this Section 2.03 or the failure of the Certificate Holder to notify the Indenture Trustee that a previously furnished form has become incorrect.

                                TRUST INDENTURE

          (b) If at any time while the Certificates shall be outstanding any applicable law or tax treaty of the United States or in any interpretation or administration thereof by any judicial or governmental authority of the United States subjects any Certificate Holder to any tax collected by withholding imposed by the United States government on interest due under the Certificates (other than interest attributable to a United States permanent establishment of Certificate Holder), then, within 30 days after written demand by such Certificate Holder, the Owner Trustee shall indemnify and hold harmless such Certificate Holder from and against all withholding taxes referred to above, including the payment of any amount necessary to hold such Certificate Holder harmless on an after-tax basis from all taxes required to be paid with respect to such payment or indemnity under the laws of any taxing authority in any applicable jurisdiction; provided that the Owner Trustee shall not be under such
                         --------
obligation to indemnify and hold harmless such Certificate Holder to the extent that the obligations of the Owner Trustee under this paragraph 2.03(b) were increased upon, and at the time of, the transfer of the relevant Certificate to such Certificate Holder (and would not have increased but for such transfer). Each holder of a Certificate agrees that it will promptly, and in any event within 30 Business Days, after having actual knowledge thereof use reasonable efforts to notify the Owner Trustee of any event or events which will subject such Certificate Holder to any tax collected by withholding described herein and each such Certificate Holder agrees that it will promptly deliver or cause to be delivered a certificate of a responsible officer of such Certificate Holder setting forth the applicable law or the administration or interpretation thereof that is the basis for the withholding tax (including the computation thereof). All determinations, estimates, assumptions, allocations and the like required for the determination of the amount required to be paid to a Certificate Holder pursuant to this paragraph in order to hold such Certificate Holder harmless on an after-tax basis from the withholding taxes referred to above shall be made in good faith by the Certificate Holder.

          SECTION 2.04.  Payments from Indenture Estate and Collateral Only.
                         --------------------------------------------------
Except as otherwise expressly provided in the next succeeding sentence of this
Section 2.04, all payments to be made by the Owner Trustee under this Indenture shall be made only from the income and the proceeds from the Indenture Estate and only to the extent that the Owner Trustee shall have sufficient income or proceeds from the Indenture Estate to enable the

                                TRUST INDENTURE

Indenture Trustee to make payments in accordance with the terms hereof. Each Certificate Holder, by its acceptance of a Certificate, and the Indenture Trustee, each agrees that it will look solely to the income and proceeds from the Indenture Estate and Collateral to the extent available for distribution to it as above provided and that none of the Owner Participant, The Bank or the Indenture Trustee is personally liable to it for any amounts payable or any liability under any Certificate or this Indenture, except (in the case of the Indenture Trustee and The Bank) as expressly provided herein (in the case of The Bank, the Indenture Trustee or the Owner Participant), as expressly provided in any Participation Agreement and the Special Participation Agreement or (in the case of the Guarantors of the Series B Certificates) as expressly provided in the Guarantee.

          SECTION 2.05.  Method of Payment.  Principal and interest and other
                         -----------------
amounts due hereunder or under the Certificates or in respect hereof or thereof shall be payable in Dollars in immediately available funds prior to Noon, New York time, on the due date thereof, to the Indenture Trustee at the Corporate Trust Office and the Indenture Trustee shall, subject to the terms and conditions hereof, remit all such amounts so received by it to the Certificate Holders at such account or accounts at such financial institution or institutions as the Certificate Holders shall have designated to the Indenture Trustee in writing, in immediately available funds for distribution to the relevant Certificate Holders, such payment to be made prior to 2:00 P.M., New York time on the due date thereof. If such amounts are received after Noon, New York time on the due date thereof, such amounts shall be deemed received on the next following Business Day, and the Indenture Trustee shall make payment thereof promptly, but not later than 11:00 A.M., New York time the next following Business Day. In the event the Indenture Trustee shall fail to make any such payment as provided in the two preceding sentences after its receipt of funds at the place and prior to the time specified above, the Indenture Trustee, in its individual capacity and not as trustee, agrees to compensate the Certificate Holders for loss of use of funds in a commercially reasonable manner if it shall have failed to use ordinary care in the disbursing of such funds. The Owner Trustee and the Indenture Trustee acknowledge that the payment instructions given in Schedule II to the Special Participation Agreement constitute the initial written notice required by the first sentence of this
Section 2.05 to make all payments as provided in such Schedule. All such payments by the Owner

                                TRUST INDENTURE

Trustee and the Indenture Trustee shall be made free and clear of and without reduction for or on account of any wire and other like charge. Prior to the due presentment for registration of transfer of any Certificate, the Owner Trustee and the Indenture Trustee may deem and treat the Person in whose name any Certificate is registered on the Certificate Register as the absolute owner of such Certificate for the purpose of receiving payment of all amounts payable with respect to such Certificate and for all other purposes whether or not such Certificate shall be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by any notice to the contrary.

          SECTION 2.06.  Application of Payments.  Each payment of principal and
                         -----------------------
interest or other amounts due in respect of each Certificate shall, except as otherwise expressly provided herein, be applied, first, to the payment of any amount (other than the principal of or Premium Amount (if any) or interest on such Certificate) due in respect of such Certificate, second, to the payment of
                                                      ------
Premium Amount (if any), if any, and interest on such Certificate (as well as any interest on overdue principal and interest and other amounts payable thereunder) due thereunder, third, to the payment of the principal of such
                            -----
Certificate then due and fourth, the balance, if any, remaining thereafter, to
                         ------
the payment of the principal of such Certificate remaining unpaid (provided that such Certificate shall not be subject to prepayment or purchase without the consent of the affected Certificate Holder except as permitted by Section 2.11). The amounts paid pursuant to clause fourth above shall be applied to the
                                    ------
installments of principal of such Certificate in inverse order of maturity.

          SECTION 2.07.  Termination of Interest in Indenture Estate.  A
                         -------------------------------------------
Certificate Holder shall not, as such, have any further interest in, or other right with respect to, the Indenture Estate when and if the principal amount of and Premium Amount, if any, and interest on and other amounts due under all Certificates held by such holder and all other sums due to such Certificate Holder hereunder and under the other Operative Agreements shall have been paid in full.

          SECTION 2.08.  Registration. Transfer and Exchange of Certificates.
                         ---------------------------------------------------
The Indenture Trustee agrees with the Owner Trustee that the Indenture Trustee shall keep a register (herein sometimes referred to as the "Certificate
                                                            -----------
Register") in which provisions shall be made for the registration of
--------
Certificates and

                                TRUST INDENTURE
the registration of transfers of Certificates. The Certificate Register shall be kept at the Corporate Trust Office of the Indenture Trustee or at the office of any successor indenture trustee, and the Indenture Trustee is hereby appointed "Certificate Registrar" for the purpose of registering Certificates and transfers of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Series dated the Closing Date and of a like aggregate principal amount. At the option of the Certificate Holder, its Certificates may be exchanged for other Certificates of the same Series and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Each new Certificate issued upon transfer or exchange shall be in a principal amount of at least $500,000 (except as may be necessary to evidence the entire outstanding principal amount of a Certificate). Whenever any Certificates are so surrendered for exchange, the Owner Trustee shall execute, and the Indenture Trustee shall authenticate and deliver, the Certificates of the relevant Series which the Certificate Holder making the exchange is entitled to receive. All Certificates issued upon any registration of transfer or exchange of Certificates shall be the valid obligations of the Owner Trustee evidencing the same respective obligations, and entitled to the same security and benefits under this Indenture, as the Certificates surrendered upon such registration of transfer or exchange. Every Certificate presented or surrendered for registration of transfer or exchange, shall (if so required by the Indenture Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Certificate Holder thereof or his attorney duly authorized in writing, and the Indenture Trustee may require evidence satisfactory to it as to the compliance of any such transfer with the Securities Act. The Indenture Trustee shall make a notation on each new Certificate or Certificates of the amount of all payments of principal previously made on the old Certificate or Certificates with respect to which such new Certificate is issued and the date to which interest accrued on such old Certificate or Certificates has been paid. The Indenture Trustee shall not be required to register the transfer of or exchange any surrendered Certificates as above provided during the five calendar day period preceding

                                TRUST INDENTURE
the due date of any payment on such Certificates. Any Certificate Holder may transfer any or all of its Certificates to any Person other than the Lessee or its Affiliates. The Owner Trustee and the Indenture Trustee shall treat the Person in whose name each Certificate is registered on the Certificate Register as the Certificate Holder with respect thereto for all purposes hereof until due presentment for registration of transfer as provided in this Section 2.08. The Indenture Trustee shall give the Lessee and each Certificate Holder notice of such transfer of a Certificate under this Section 2.08.

          SECTION 2.09.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                         -------------------------------------------------
any Certificate shall become mutilated, destroyed, lost or stolen, the Owner Trustee shall, upon the written request of the affected Certificate Holder, execute, and the Indenture Trustee shall authenticate and deliver in replacement thereof, a new Certificate, of the same series as such Certificate, in the same principal amount, dated the date of such Certificate and designated as issued under this Indenture. If the Certificate being replaced has become mutilated, such Certificate shall be surrendered to the Indenture Trustee and a photocopy thereof shall be furnished to the Owner Trustee by the Indenture Trustee. If the Certificate being replaced has been destroyed, lost or stolen, the affected Certificate Holder shall furnish to the Owner Trustee and the Indenture Trustee such security or indemnity as may be reasonably required by them to hold the Owner Trustee and the Indenture Trustee harmless and evidence satisfactory to the Owner Trustee and the Indenture Trustee of the destruction, loss or theft of such Certificate and of the ownership thereof; provided, however, that if the
                                               --------  -------
affected Certificate Holder is an original party to the Special Participation Agreement or an Affiliate thereof, the written notice of such destruction, loss or theft and such ownership and the written undertaking of such Certificate Holder delivered to the Owner Trustee and the Indenture Trustee to hold harmless the Owner Trustee and the Indenture Trustee in respect of the execution, authentication and delivery of such new Certificate shall be sufficient evidence, security and indemnity.

          SECTION 2.10.  Payment of Expenses on Transfer.  Upon the issuance of
                         -------------------------------
a new Certificate or new Certificates pursuant to Section 2.08 or 2.09, the Owner Trustee and/or the Indenture Trustee may require from the party requesting such new Certificate or Certificates payment of a sum sufficient to reimburse the Owner Trustee and/or the Indenture Trustee for, or

                                TRUST INDENTURE
to provide funds for, the payment of ally tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Owner Trustee or the Indenture Trustee.

          SECTION 2.11.  Prepayment.  (a)  The Owner Trustee may prepay in whole
                         ----------
or in part, the Certificates of any Series then outstanding at the principal amount thereof, together with accrued interest thereon to the date of prepayment plus all Premium Amount and all other amounts due to the holders of the Certificates hereunder, thereunder and under the other Operative Agreements, but, in the case of any prepayment of a Series A Certificate, the Swap Upside in respect of such Certificate. No Series B Certificate may be prepaid pursuant to this Section 2.11(a) prior to the date all of the Series A Certificates shall have been duly prepaid in full as provided in the preceding sentence.

          (b) The Certificates shall be prepaid in full or (to the extent of available proceeds pursuant to Section 3.02(a)) in part, together with accrued interest thereon to the date of prepayment and all other amounts due thereunder and hereunder and under the other Operative Agreements to the Certificate Holders (i) upon the occurrence of an Event of Loss with respect to any Airframe or any Aircraft, on the earlier of the date of the Lessee's payment with respect to such Event of Loss in Section 10.1 of the Lease to which such Airframe or Aircraft is/was subject or the last day PERMITTED FOR SUCH PAYMENT UNDER SAID section 10.1 or (ii) upon or prior to the sale or other disposition of any of the Aircraft by the Indenture Trustee at the direction of the Owner Participant. The Owner Trustee will give notice of prepayment under this Section 2.11(b) promptly after receipt of the Lessee's notice of payment under Section 10.1 of any Lease or in connection with the sale or other disposition of any of the Aircraft pursuant to clause (ii) above. Any such notice shall be irrevocable. Any prepayment of the series a certificates pursuant to this section 2.11(b) shall be accompanied by the Premium Amount for each holder of a Series a Certificate.

          SECTION 2.12.  Provisions Relating to Prepayment.
                         ----------------------------------
(a) The Owner Trustee shall have no right to prepay the principal amount of the Certificates, in whole or in part, except as permitted by Section 2.11. Any such prepayment effected pursuant to Section 2.11(a) shall be made by the Owner Trustee only on a date coincident with an Interest Payment Date and upon at least 60 calendar days' prior irrevocable written notice to the Indenture Trustee and the Certificate Holders. Notice of prepayment having been given as aforesaid, the principal amount

                                TRUST INDENTURE
of the Certificates so to be prepaid, plus accrued interest thereon to the date of prepayment, together with the Premium Amount, if any, herein provided, shall become due and payable on the prepayment date.

          (b) On the date fixed for prepayment under Section 2.11, immediately available funds in Dollars shall be deposited by the Owner Trustee in the account of the Indenture Trustee at the place and by the time and otherwise in the manner provided in Section 2.05, in an amount equal to the principal amount of Certificates to be prepaid together with accrued and unpaid interest thereon to the date fixed for such prepayment, all Premium Amount, if any, thereon and all other amounts due to the holders of the Certificates subject to prepayment hereunder, thereunder and under the other Operative Agreements, but, in the case of a prepayment pursuant to Section 2.11(a) of any Series A Certificate, net of the Swap Upside in respect of such Certificate.

          SECTION 2.13.  Purchase Option.  (a)  By Owner Participant.  At any
                         ---------------        --------------------
time while either (x) a Lease Event of Default has occurred and has been continuing for a period of 180 days during which the Certificate Holders or the Indenture Trustee shall not have been stayed or otherwise precluded by operation of law from taking action to accelerate the Certificates or to exercise remedies hereunder or under any Lease, or (y) the Certificates shall have become due and payable as provided in Section 4.04(b) or 4.04(c), and, provided in either case that no Indenture Default which is not a Lease Default shall have occurred and be continuing, the Owner Participant may at any time within 60 days thereafter elect to purchase all, but not less than all, Certificates then outstanding. Upon receipt of written notice of such election from the Owner Participant, which notice in order to be effective shall state that it is irrevocable and shall designate a date not more than fourteen calendar days thereafter as the purchase date, each Certificate Holder agrees that it will, upon payment to it in the manner provided for in Section 2.05 from the Owner Participant of an amount equal to the aggregate unpaid principal amount of all Certificates then held by such Certificate Holder, together with accrued and unpaid interest thereon to the date of payment, the Premium Amount, if any, for such Certificate Holder and all other sums then due and payable to such Certificate Holder hereunder, under such Certificates and the other Operative Agreements, forthwith sell, assign, transfer and convey to the purchaser (without recourse,

                                TRUST INDENTURE
representation or warranty of any kind except for its own acts), all of the right, title and interest of such Certificate Holder in and to the Indenture Estate, the Collateral, this Indenture, all Certificates held by such Certificate Holder and the other Operative Agreements (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable or past due (other than any claims in respect of past due interest to the extent included in the purchase price of the Certificates), with respect to any action or inaction or state of affairs occurring prior to such sale) and the purchaser shall assume all of such Certificate Holder's obligations under the other Operative Agreements and this Indenture. If the purchaser shall so request, such Certificate Holder will comply with all the provisions of Section 2.08 (other than those relating to Securities Act compliance) to enable new Certificates of like Series to be issued to the purchaser in such denominations as the purchaser shall request. In the case of any such purchase, the purchaser shall furnish to the Certificate Holders an opinion of counsel of the purchaser satisfactory to the Certificate Holders that such transfer and conveyance are exempt from registration under the Securities Act and do not violate any registration provision of any applicable state securities laws. All charges and expenses required pursuant to Section 2.10 in connection with the issuance of any such new Certificate pursuant to this Section shall be borne by the purchaser.

          (b)  Holders of Series B Certificates.  At any time while the Owner
               --------------------------------
Participant would be entitled to purchase all Certificates under Section 2.13(a), any holder of a Series B Certificate may, whether or not the Owner Participant shall have elected pursuant to Section 2.13 (a) to purchase all Certificates then outstanding, by written notice to the Indenture Trustee, the Owner Participant and the holders of the Series A Certificates, elect to purchase all, but not less than all, Series A Certificates then outstanding on the date specified in such written notice (which shall (x) not be earlier than the Business Day next following the date of purchase which shall have been specified in any notice theretofore given by the Owner Participant pursuant to
Section 2.13(a) and (y) not be more than seven days after the date of such notice from such holder of a Series B Certificate, which notice, in order to be effective, shall state that it is irrevocable unless all Certificates are purchased pursuant to Section 2.13 (a) in which event such notice shall be deemed to have been automatically revoked upon the consummation

                                TRUST INDENTURE
of any such purchase pursuant to Section 2.13(a). Each holder of a Series A Certificate agrees by its acceptance thereof that it will (unless the Owner Participant shall have elected pursuant to Section 2.13(a) to purchase the Certificates then outstanding and shall not, following such election, have failed to consummate such purchase), upon payment to it in the manner provided for in Section 2.05 from such holder of a Series B Certificate of an amount equal to the aggregate unpaid principal amount of all Series A Certificates then held by such Certificate Holder, together with accrued and unpaid interest thereon to the date of payment and the Premium Amount (other than the Special Premium) for such Certificate Holder and all other sums then due and payable to such holder hereunder, under its Certificates and under the other Operative Agreements, but net of the Swap Upside (as defined in Exhibit E) for such holder, forthwith sell, assign, transfer and convey to the purchaser thereof (without recourse, representation or warranty of any kind except for its own acts), all of the right, title and interest of such Certificate Holder in and to the Indenture Estate, the Collateral, this Indenture, all Certificates held by such Certificate Holder and the other Operative Agreements (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable or past due (other than any claims in respect of past due interest to the extent included in the purchase price of the Series A Certificates), with respect to any action or inaction or state of affairs occurring prior to such sale) and the purchaser shall assume all of such Certificate Holder's obligations under the other Operative Agreements and this Indenture. If the purchaser shall so request, such Certificate Holder will comply with all the provisions of Section 2.08 (other than those relating to Securities Act compliance) to enable new Certificates of a like Series to be issued to the purchaser in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Series A Certificates shall be borne by the purchaser thereof. In the case of such purchase, the purchaser shall, upon request, furnish to the holders of the Series A Certificates an opinion of counsel of the purchaser satisfactory to such Series A Certificate holders (or other evidence reasonably satisfactory to the Series A Certificate holders) that such transfer and conveyance are exempt from registration under the Securities Act and do not violate any registration provision of any applicable state securities laws. If more than one Series B Certificate holder shall elect to purchase the Series A Certificates pursuant to this Section

                                TRUST INDENTURE

2.13(b), then each Series B Certificate holder shall be entitled to purchase from each Series A Certificate holder its pro-rata share of such Certificates so held, which pro rata share shall be in the same proportion (as nearly as practicable) as the original principal amount of the Series B Certificates held by such Series B Certificate holder bears to the aggregate principal amount of Series B Certificates held by all Series B Certificate holders which shall have made such election; provided that no purchase of Series A Certificates pursuant
                    --------
to this Section 2.13(b) shall occur unless all Series A Certificates are so purchased as provided in this Section 2.13(b).

          SECTION 2.14.  Yield Protection.  (a)  The Owner Trustee shall pay
                         ----------------
directly to each holder of a Series A Certificate from time to time promptly after demand therefor such amounts as such holder determines to be necessary to compensate it for any costs which are attributable to its making of the loan evidenced by, or its maintaining of, any Series A Certificate or the funding arrangements in respect thereof (including, without limitation, any interest rate swap transaction), or any reduction in any amount receivable by such holder hereunder in respect of any thereof resulting from any Regulatory Change which:

          (i) changes the basis of taxation of any amounts payable to such holder under this Indenture, its Certificates or any of the other Operative Agreements in respect of any of such Certificates or such funding arrangements (other than taxes imposed on or measured by the overall net income of such holder or of its Lending Office by the jurisdiction in which such holder has its principal office or its Lending Office); or

         (ii) imposes or modifies any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such holder; or

        (iii) imposes any other condition affecting this Indenture, its Certificates (or any funding arrangements in respect thereof) or the other Operative Agreements.

          (b)  Without limiting the effect of the foregoing provisions of this
Section 2.14 (but without duplication), the Owner Trustee shall pay directly to each holder of a Series A Certificate from time to time promptly after demand therefor such

                                TRUST INDENTURE
amounts as such holder determines to be necessary to compensate such holder (or, without duplication, the bank holding company of which such holder is a subsidiary) for any costs which are attributable to the maintenance by such holder (or its Lending Office or such bank holding company), pursuant to any applicable law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court or governmental or monetary authority following any Regulatory Change, of capital in respect of its Certificates, or the funding arrangements in respect thereof (including, without limitation, any interest rate swap transaction) (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such holder (or its Lending Office or such bank holding company) to a level below that which such holder (or its Lending Office or such bank holding company) could have achieved but for such Regulatory Change).

          (c) Each holder of a Series A Certificate will notify the Owner Trustee of any event occurring after the date of this Indenture that will entitle such holder to compensation under paragraph (a) or (b) of this Section
2.14 as promptly as practicable, but in any event within 45 days, after such holder obtains actual knowledge thereof; provided, however, that if any such
                                         --------  -------
holder fails to give such notice within 45 days after it obtains actual knowledge of such an event, such holder shall, with respect to compensation payable pursuant to this Section 2.14 in respect of any costs resulting from such event, only be entitled to payment under this Section 2.14 for costs incurred from and after the date 45 days prior to the date that such holder does give such notice; and provided, further, that each holder will designate a
                      --------  -------
different Lending Office for the Loan Certificates of such holder affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such holder, be disadvantageous to such holder. Each holder will furnish to the Owner Trustee a certificate setting forth the basis and amount of each request by such holder for compensation under paragraph (a) or (b) for purposes of this Section 2.14. Determinations and allocations by any holder for purposes of this Section 2.14 of the effect of any Regulatory Change pursuant to Section 2.14(a) hereof, or of the effect of capital maintained pursuant to Section 2.14(b) hereof, and of the amounts required to compensate such holder under this Section 2.14, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

                                TRUST INDENTURE

          SECTION 2.15.  (Intentionally omitted.)

          SECTION 2.16.  Certificates in Respect of Replacement Engines.  Upon
                         ----------------------------------------------
the execution and delivery of an Indenture Supplement covering a Replacement Engine, as provided in Section 5.06, each Certificate shall be deemed to have been issued in connection with such Replacement Engine and each Certificate issued thereafter upon a transfer or exchange of, or as a replacement for, a Certificate, shall be designated as having been issued in connection with such Replacement Engine, but without any other change therein except as provided for in this Article II.

          SECTION 2.17.  Terms of Subordination.  Subject to Section 3.04(c),
                         ----------------------
the Series B Certificates and all other sums payable to the holders thereof under the Operative Agreements shall be subordinate and junior in right of payment to the Series A Certificates and all other sums payable to the holders thereof under the Operative Agreements to the extent and in the manner hereinafter set forth:

          (a) No payment or distribution shall be made on or in respect of the principal of, interest (including, without limitation interest accruing after the commencement of any proceeding of the type referred to in Section 4.02(g) or (h) or Section 14.5 of any Lease (for purposes of this Section 2.17, a "Case")) on, or any other amount payable in respect of, the Series
              ----
     B Certificates, nor shall any payment or distribution be made on or in respect of any indemnity or other claim or obligation owing to any holder of a Series B Certificate under any Operative Agreements, in either case, except directly to the Indenture Trustee for application as expressly provided in Article III of this Indenture.

          (b) In any Case, any payment or distribution of any kind or character, whether in cash, property, stock or obligations which may be payable or deliverable on or in respect of any Series B Certificate or other sum owing to any holder of a Series B Certificate under the Operative Agreements shall be paid or delivered directly to the Indenture Trustee for distribution to the holders of the Series A Certificates as provided in
     Article III. In the event that, notwithstanding the foregoing, any such payment or distribution shall be received by the holder (other than from the Indenture Trustee as provided in Article III) of

                                TRUST INDENTURE
     any Series B Certificate before the amount of all principal of and interest on all Series A Certificates (including, without limitation, interest accruing after the commencement of a Case) and all other sums owing to the holders of the Series A Certificates under the Operative Agreements is paid in full in cash, or provision made for such payment, in accordance with its terms, such payment or distribution shall be held in trust for and paid over or delivered to the Indenture Trustee for distribution to the holders of the Series A Certificates as provided in Article III.

          (c) By acceptance of its Series B Certificate, each holder of a Series B Certificate hereby irrevocably authorizes and empowers the holders of the Series A Certificates, or the Indenture Trustee acting on their behalf, to demand, sue for, collect and receive every payment or distribution made on or in respect of the Series B Certificates or other sums owing to the holders thereof under the Operative Agreements in any Case, and to file claims and take such other proceedings, in the holders' of the Series A Certificates own name or in the name of the holders of the Series B Certificates or otherwise, as the holders of the Series A Certificates or the Indenture Trustee acting on their behalf may deem necessary or advisable for the enforcement of the provisions hereof. By the acceptance of its Series B Certificate, each holder of a Series B Certificate agrees duly and promptly to take such action as may be requested by the holders of the Series A Certificates or the Indenture Trustee acting on their behalf to collect the indebtedness evidenced by its Series B Certificate owing to it or otherwise owing to it under the Operative Agreements for the account of the holders of the Series A Certificates and/or to file appropriate proofs of claim in respect to such indebtedness, and to execute and deliver to the holders of the Series A Certificates or the Indenture Trustee acting on their behalf on demand such powers of attorney, proofs of claim, assignments of claim or proofs of claim, or other instruments as may be requested by the holders of the Series A Certificates or the Indenture Trustee acting on their behalf to enforce any and all claims upon or with respect to its Series B Certificate owing to it or otherwise owing to it under the Operative Agreements.

          (d) Except as otherwise expressly provided in this Indenture, the holders of the Series A Certificates or the

                                TRUST INDENTURE

     Indenture Trustee acting on their behalf may, at any time and from time to time, without the consent of or notice to the holders of the Series B Certificates, without incurring responsibility to such holders and without impairing or releasing any of the rights of the holders of the Series A Certificates, or any of the obligations of the holders of the Series B Certificates hereunder:

               (i) to the extent it is entitled to do so hereunder, sell, exchange, release or otherwise deal with all or any part of any property by whomsoever mortgaged or pledged to secure, or howsoever securing, the Series A Certificates;

              (ii) to the extent it is entitled to do so hereunder, exercise or refrain from exercising any rights against the Owner Trustee or the Lessee or any other Person; and

             (iii) to the extent it is entitled to do so hereunder and the same are applied in accordance with Article III, apply any sums, by whomsoever paid or however realized, to the Series A Certificates.

          (e) By the acceptance of its Series B Certificate, each holder of a Series B Certificate agrees that in the event that such holder shall receive any payment on its Series B Certificate or otherwise owing to it under the Operative Agreements which it is not entitled to receive under this Section 2.17 or Article III, it will hold any amount so received in trust for the holders of the Series A Certificates and will forthwith turn over such payment to the Indenture Trustee on behalf of the holders of Series A Certificates in the form received to be applied as provided in
     Article III.

          (f) By the acceptance of its Series B Certificate, each holder of a Series B Certificate agrees that it may not commence any action or proceeding against the Owner Trustee the Owner Participant, the Lessee or any other Person obligated in respect of any Operative Agreements to recover all or any part of the principal or interest on its Series B Certificate or any other sum owing to it under any Operative Agreements or join with any creditor, unless the holders of

                                TRUST INDENTURE
     the Series A Certificates shall also join, in bringing any such action or proceeding.

          (g) By the acceptance of its Series B Certificate, each holder of a Series B Certificate hereby irrevocably authorizes and empowers the Indenture Trustee on behalf of the holders of the Series A Certificates to vote the full amount of the indebtedness evidenced by its Series B Certificate owing to it or otherwise owing to it under the Operative Agreements in any Case.

          (h) No payment or distribution of assets to which the holders of the Series B Certificates would have been entitled except for the provisions of this Section 2.17 or Article III and which shall have been received by the holders of the Series A Certificates shall, as between the obligor thereon, its creditors, and the holder of the Series B Certificates, be deemed to be a payment by the obligor to the holders of the Series A Certificates for or on account of the Series A Certificates, and from and after the payment in full in cash of all Series A Certificates and all other amounts owing to the holders thereof under the Operative Agreements, the holders of the Series B Certificates shall be subrogated to the then or thereafter existing rights of the holders of Series A Certificates to receive payments or distributions of assets of the relevant obligor made on or in respect of the Series A Certificates or such other amounts until the principal of, and interest on, the Series B Certificates and all other amounts owing to the holders thereof under the Operative Agreements shall be paid in full, and no such payments or such other amounts or distributions to the holders of the Series B Certificates of cash, property or securities, which otherwise would be payable or distributable to the holders of the Series A Certificates, shall, as between the obligor thereon, its creditors other than the holders of the Series A Certificates, and the holder of the Series B Certificates, be deemed to be a payment by the relevant obligor to the holder of the Series B Certificates on account thereof.

          (i) The provisions of this Section 2.17 and Article III are solely for the purpose of defining the relative rights of the holders of Series A Certificates on the one hand, and the holders of the Series B Certificates on the other hand, and nothing herein shall, except as

                                TRUST INDENTURE
     otherwise provided herein, impair, as between the Owner Trustee, the Owner Participant, the Lessee and the holders of the Series B Certificates, the obligation of the Owner Trustee, which, subject only to Section 2.04, is unconditional and absolute, to pay to the holders of the Series B Certificates the principal thereof, interest thereon and all other amounts payable hereunder and under the other Operative Agreements in accordance with the terms and the provisions hereof and thereof nor the obligation of the Lessee which is unconditional and absolute, to pay Supplemental Rent in accordance with the terms and provisions of each Lease.

          (j) Notwithstanding anything that may be to the contrary in any of the Operative Agreements, the holders of the Series B Certificates shall at all times be entitled to all the rights, title, benefits and interest of the Guarantee Beneficiary and, in respect thereof, shall not be accountable to the Indenture Trustee or to the holders of the Series A Certificates for any action taken or not taken or for any sums received in respect of the Guarantee or any Collateral thereunder.


                                  ARTICLE III

                   RECEIPT, DISTRIBUTION AND APPLICATION OF
                       INCOME FROM THE INDENTURE ESTATE

          SECTION 3.01. Basic Rent Distribution and Application of Amounts upon
                        -------------------------------------------------------
Rent Default.
-------------

          (a)  Basic Rent Distribution. Except as otherwise provided in Section
               -----------------------
3.03, each installment of Basic Rent, any payment of interest payable on any Interest Payment Date or on overdue installments of Basic Rent, and any payment received by the Indenture Trustee as contemplated by Section 4.03 shall be promptly distributed in the following order of priority:

          first, so much of such installment or payment as shall be required to
          -----
     pay in full the aggregate amount of the payment or payments of principal and interest and other amounts (as well as any interest on overdue principal and interest and other amounts) then due on or in respect of the Series A Certificates shall be distributed to the holders

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                                      49

     thereof ratably, without priority of any one Series A Certificate over any other Series A Certificate, in the proportion that the amount of such payment or payments then due under each Series A Certificate bears to the aggregate amount of the payments then due under all Series A Certificates;

          second, so much of such installment or payment as shall be required to
          ------
     pay in full the aggregate amount of the payment or payments of principal and interest and other amounts (as well as any interest on overdue principal, interest and other amounts) then due under, on or in respect of the Series B Certificates shall be distributed to the holders thereof ratably, without priority of any one Series B Certificate over any other Series B Certificate, in the proportion that the amount of such payment or payments then due under each such Series B Certificate bears to the aggregate amount of the payments then due under all such Series B Certificates; provided, however, that if an Indenture Default shall have
                   --------  -------
     occurred and be continuing, then any such installment or payment shall not be distributed as provided in this clause "second" but shall be held by the
                                                ------
     Indenture Trustee as part of the Indenture Estate until whichever of the following shall first occur: (i) all Indenture Defaults shall have been cured, in which event such installment or payment shall, to the extent not theretofore applied as provided herein, be distributed as provided in this clause "second", or (ii) Section 3.02 or Section 3.03 shall be applicable,
             ------
     in which event such balance shall be distributed in accordance with the provisions of said Section 3.02 or Section 3.03, as the case may be, in which event such installment or payment shall, to the extent not theretofore applied as provided herein, be distributed as provided in this clause "second"; and
             ------

          third, the balance, if any, of such installment or payment remaining
          -----
     thereafter shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement; provided, however, that if an Indenture
                                      --------  -------
     Default shall have occurred and be continuing, then such balance shall not be distributed as provided in this clause "third" but shall be held by the
                                                -----
     Indenture Trustee as part of the Indenture Estate until whichever of the following shall first occur: (i) all Indenture Defaults shall have been cured, in which event such balance shall, to the extent not

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                                      50

     theretofore distributed as provided herein, be distributed as provided in this clause "third", or (ii) Section 3.02 or Section 3.03 shall be
                  -----
     applicable, in which event such balance shall be distributed in accordance with the provisions of said Section 3.02 or Section 3.03, as the case may be.

          (b)  Application of Other Amounts Held by Indenture Trustee Upon Rent
               ----------------------------------------------------------------
Default.  Except as otherwise provided in Section 3.03, if (i) as a result of
-------
any failure by the Lessee to pay Basic Rent in full on any date when an installment of Basic Rent is due, or (ii) for any other reason there shall not have been distributed on any Rent Payment Date the full amount then distributable pursuant to clauses "first" and "second" of Section 3.01(a), the
                                    -----       ------
Indenture Trustee shall, if so requested by a Majority in Interest of Certificate Holders, distribute other payments of the character referred to in
Section 3.04(b) then held by it or thereafter received by it, to the holders of all Certificates to the extent necessary to enable the Indenture Trustee to make all the distributions then due pursuant to such clauses "first" and "second" in
the priority specified in Section 3.01 (a).              -----       ------

          SECTION 3.02.  Lease Termination, Event of Loss and Replacement.  (a)
                         ------------------------------------------------
Except as otherwise provided in Section 3.03, any payment received by the Indenture Trustee as the result of an Event of Loss with respect to any Airframe or any Aircraft, or in connection with a voluntary prepayment hereunder pursuant to Section 2.11(a), shall be applied to prepayment of the Certificates and to all other amounts payable thereunder or hereunder or under the other Operative Agreements as provided in Section 2.11(a) or 2.11(b) by applying such funds in the following order of priority: first, so much of such payment as shall be
                                 -----
necessary to reimburse the Indenture Trustee for any costs or expenses incurred in connection with such prepayment shall be paid to the Indenture Trustee;

second, so much of such payment as shall be necessary to pay all amounts then
------
due to the holders of the Series A Certificates pursuant to Section 2.11(a) or 2.11(b), as the case may be, shall be distributed to such holders, ratably, without priority of any one Series A Certificate holder over any other such holder; third, so much of such payment as shall be necessary to pay all amounts
        -----
then due to the holders of the Series B Certificates pursuant to Section 2.11(a) or 2.11(b), as the case may be, shall be distributed to such holders, ratably, without priority of any one Series B Certificate holder over any

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                                      51

other such holder; and fourth, the balance, if any of such payment remaining
                       ------
thereafter shall be distributed in the manner set forth in clause  "tenth" of
Section 3.03.                                                       -----

          (b) Except as otherwise provided in Section 3.03, any amounts received directly or indirectly from any governmental authority, insurer or other party pursuant to any provision of Section 10.4, 10.5 or 11 of any Lease or otherwise as the result of loss or damage not constituting such an Event of Loss with respect to the Airframe or any Engine subject to such Lease, or as a result of such loss or damage constituting such an Event of Loss if and to the extent that such amounts would at the time be required to be paid to the Lessee pursuant to said Section 10.4, 10.5 or 11 but for the fact that a Lease Event of Default shall have occurred and be continuing, shall be held by the Operative Agreements, as security for the obligations of the Lessee under the Operative Agreements and shall be invested in accordance with the terms of Section 3.07 and at such time as the conditions for payment to the Lessee specified in said
Section 10.4, 10.5 or 11, as the case may be, shall be fulfilled and there shall not be continuing any Lease Event of Default, such amount, and the proceeds of any investment thereof, shall, to the extent not applied to such obligations of the Lessee, be paid to the Lessee to the extent provided in such Lease.

          SECTION 3.03.  Payment After Indenture Event of Default, etc.  Except
                         ---------------------------------------------
as otherwise provided in Sections 3.04(c) and 3.05(ii), all payments received and amounts held or realized by the Indenture Trustee after an Indenture Event of Default shall have occurred and so long as such an Indenture Event of Default shall be continuing, and after the Indenture Trustee has received a request in accordance with the first sentence of Section 5.02(b) or after the Indenture Trustee shall foreclose or enforce this Indenture or after the Certificates shall have become due and payable as provided in Section 4.04(b) or (c), as well as all payments or amounts then held by the Indenture Trustee as part of the Indenture Estate or Collateral, shall be promptly distributed by the Indenture Trustee in the following order of priority:

          first, so much of such payments or amounts as shall be required to
          -----
     reimburse the Indenture Trustee for any tax, expense, charge or other loss (including, without limitation, all amounts to be expended at the expense of, or charged upon the tolls, rents, revenues, issues, income,

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                                      52

     products and profits of, the property included in the Indenture Estate pursuant to Section 4.05(b)) incurred by the Indenture Trustee (to the extent not previously reimbursed) (including, without limitation, the expenses of any sale, taking or other proceeding, reasonable attorneys' fees and expenses, court costs, and any other expenditures incurred or expenditures or advances made by the Indenture Trustee in the protection, exercise or enforcement of any right, power or remedy or any damages sustained by the Indenture Trustee, liquidated or otherwise, upon such Indenture Event of Default) shall be applied by the Indenture Trustee in reimbursement of such expenses;

          second, so much of such payments or amounts remaining as shall be
          ------
     required to pay in full to the holders of Series A Certificates all other amounts payable pursuant to the indemnification provisions of Sections 8.1 and 8.2 of any Participation Agreement or pursuant to any other provision of any Operative Agreement and secured hereunder (other than amounts payable pursuant to clause "third", "fourth", "fifth" or "ninth" of this
                                 -----    ------    -----      -----
     Section 3.03) to the holders of Series A Certificates and remaining unpaid shall be distributed to such holders, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any Series A Certificate over any other, in the proportion that the aggregate amount due each holder of Series A Certificates under this clause "second" bears to the aggregate
                                              ------
     amount due all holders of Series A Certificates under this clause "second";
                                                                        ------
          third, so much of such payments or amounts remaining as shall be
          -----
     required to pay in full the aggregate amount of all due but unpaid Premium Amount (other than Special Premium), if any, and all accrued but unpaid interest to the date of distribution on the Series A Certificates shall be distributed to the holders of the Series A Certificates, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any one Series A Certificate over any other, in the proportion that the aggregate amount of all due but unpaid Premium Amount (other than Special Premium), if any, and all accrued but unpaid interest to the date of distribution on each Series A Certificate bears to the aggregate amount of all due but unpaid Premium Amount

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

                                      53

     (other than Special Premium), if any, and all accrued but unpaid interest to the date of distribution on all Series A Certificates;

          fourth, so much of such payments or amounts remaining as shall be
          ------
     required to pay in full the aggregate unpaid principal amount of all Series A Certificates shall be distributed to the holders of the Series A Certificates, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any one Series A Certificate over any other, in the proportion that the aggregate unpaid principal amount of each Series A Certificate bears to the aggregate unpaid principal amount of all Series A Certificates;

          fifth, so much of such payments or amounts remaining as shall be
          -----
     required to reimburse all holders of the Certificates in full for payments made pursuant to Section 5.03 (to the extent not previously reimbursed) shall be distributed to such holders, and if the aggregate amount remaining shall be insufficient to reimburse all such payments in full, it shall be distributed ratably, without priority of any Certificate over any other, in the proportion that the aggregate amount of the unreimbursed payments made by each such holder pursuant to Section 5.03 bears to the aggregate amount of the unreimbursed payments made by all holders of Certificates pursuant to Section 5.03;

          sixth, so much of such payments or amounts remaining as shall be
          -----
     required to pay to the holders of Series B Certificates all other amounts payable pursuant to the indemnification provisions of Sections 8.1 and 8.2 of any Participation Agreement or pursuant to any other provision of any Operative Agreement and secured hereunder (other than amounts payable pursuant to clause "fifth" , "seventh" or "eighth" of this Section 3.03) to
                         -----     -------      ------
     the holders of Series B Certificates and remaining unpaid shall be distributed to such holders to, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any Series B Certificate over any other, in the proportion that the aggregate amount due each holder of Series B Certificates under this clause "sixth" bears to the aggregate amount due
                                     -----
     all holders of Series B Certificates under this clause "sixth";
                                                             -----
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

                                      54

          seventh, so much of such payments or amounts remaining as shall be
          -------
     required to pay in full the aggregate amount of all accrued but unpaid interest to the date of distribution on the Series B Certificates, shall be distributed to the holders of the Series B Certificates, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any one Series B Certificate over any other, in the proportion that the aggregate amount of all accrued but unpaid interest to the date of distribution on each Series B Certificate bears to the aggregate amount of all accrued but unpaid interest to the date of distribution on all Series B Certificates;

          eighth, so much of such payments or amounts remaining as shall be
          ------
     required to pay in full the aggregate unpaid principal amount of all Series B Certificates shall be distributed to the holders of the Series B Certificates, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any one Series B Certificate over any other, in the proportion that the aggregate unpaid principal amount of each Series B Certificate bears to the aggregate principal amount of all Series B Certificates;

          ninth, so much of such payments or amounts remaining as shall be
          -----
     required to pay in full the aggregate amount of all due but unpaid Special Premium, if any, shall be distributed to the holders of the Series A Certificates, and if the aggregate amount remaining shall be insufficient to pay all such amounts in full, it shall be distributed ratably, without priority of any one Series A Certificate over any other, in the proportion that the aggregate amount of all due but unpaid Special Premium, if any, bears to the aggregate amount of all due but unpaid Special Premium, if any, on all Series A Certificates; and

          tenth, the balance, if any, of such payments or amounts remaining
          -----
     thereafter shall be distributed to the Owner Trustee for distribution pursuant to the Trust Agreement.

          SECTION 3.04.  Certain Payments.  (a)  Except as otherwise provided in
                         ----------------
this Indenture, any payments received by the Indenture Trustee for which provision as to the application thereof is made in any Lease or any Participation Agreement shall

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                                      55

be applied forthwith to the purpose for which such payment was made in accordance with the terms thereof.

          (b) Except as otherwise provided in Section 3.01(b), Section 3.02(a), 3.02(b) or Section 3.03, the Indenture Trustee will distribute, promptly upon receipt, any indemnity payment received by it from the Owner Trustee, The Bank, the Lessee or the Owner Participant in respect of the Indenture Trustee in its individual capacity or any Loan Participant or Certificate Holder either pursuant to Section 8 of any Participation Agreement or as Supplemental Rent or otherwise, directly to the Person entitled thereto.

          (c) Notwithstanding anything to the contrary contained in this Indenture, any sums received by the Indenture Trustee which constitute (i) Excluded Payments shall be distributed promptly upon receipt by the Indenture Trustee directly to the Person or Persons entitled thereto or (ii) Collateral solely in respect of the Series B Certificates shall be applied, first, as
                                                                 -----
provided in clause "fifth" of Section 3.03 (but only to the holders of the
                    -----
Series B Certificates), second, as provided in clause "sixth" of Section 3.03,
                        ------                         -----
third, as provided in clause "seventh" of Section 3.03 and fourth, as provided
-----                         -------                      ------
in clause "eighth" of Section 3.03.
           ------

          SECTION 3.05.  Other Payments.  Any payments received by the Indenture
                         --------------
Trustee for which no provision as to the application thereof is made in this Indenture shall be distributed by the Indenture Trustee (i) to the extent received or realized at any time prior to the payment in full of all obligations to the Certificate Holders secured by the Lien of this Indenture, in the order of priority specified in Section 3.01, and (ii) to the extent received or realized at any time after payment in full of all obligations to the Certificate Holders secured by the Lien of this Indenture, in the following order of priority: first, in the manner provided in the clause "first" of Section 3.03
           -----                                        -----
and second, in the manner provided in clause "tenth" of Section 3.03.
    ------                                    -----

          SECTION 3.06.  Payments to Owner Trustee.  Any amounts distributed
                         -------------------------
hereunder by the Indenture Trustee to the Owner Trustee shall be paid to the Owner Trustee by wire transfer of funds of the type received by the Indenture Trustee at such office and to such account or accounts of such entity or entities as shall be designated by notice from the Owner Trustee to the Indenture Trustee from time to time. The Owner Trustee hereby

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                                      56

notifies the Indenture Trustee that unless and until the Indenture Trustee receives notice to the contrary from the Owner Trustee, all amounts to be distributed to the Owner Trustee pursuant to clause "third" of Section 3.01(a) shall be distributed by wire transfer of funds of the type received by the Indenture Trustee to such account of the Owner Participant as the Owner -Participant may specify by notice to the Indenture Trustee.

          SECTION 3.07.  Investment of Amounts Held by Indenture Trustee.  Any
                         -----------------------------------------------
amounts held by the Indenture Trustee pursuant to the provisos set forth in clauses "second" or "third" of Section 3.01(a), pursuant to Section 3.02,
         ------      -----
pursuant to the second proviso to the fourth sentence of Section 4.03 or pursuant to any provision of any other Operative Agreement providing for amounts to be held by the Indenture Trustee shall be invested by the Indenture Trustee from time to time in Permitted Investments selected by the Owner Trustee or, in the event the Owner Trustee shall so specify, as selected by the Lessee; provided that if a Lease Event of Default shall have occurred and be continuing,
--------
as selected by the Indenture Trustee. Unless otherwise expressly provided in this Indenture, any income realized as a result of any such investment, net of the Indenture Trustee's reasonable fees and expenses in making such investment, shall be held and applied by the Indenture Trustee in the same manner as the principal amount of such investment is to be applied and any losses, net of earnings and such reasonable fees and expenses, shall be charged against the principal amount invested. The Indenture Trustee shall not be liable for any loss resulting from any investment required to be made by it under this Indenture other than by reason of its willful misconduct or gross negligence, and any such investment may be sold (without regard to its maturity) by the Indenture Trustee without instructions whenever the Indenture Trustee reasonably believes such sale is necessary to make a distribution required by this Indenture.

          SECTION 3.08.  Series A Holders.  By the acceptance of its Series A
                         ----------------
Certificate, each holder of a Series A Certificate agrees that in the event that such holder shall receive any payment on its Series A Certificate or otherwise owing to it under the Operative Agreements which it is not entitled to receive under Article III, it will hold any amount so received in trust for the person entitled to such payment and will forthwith turn over such payment to the Indenture Trustee in the form received to be applied as provided in Article III.

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                                      57

                                   ARTICLE IV

                         COVENANTS; EVENTS OF DEFAULT;
                         REMEDIES OF INDENTURE TRUSTEE

          SECTION 4.01.  Covenants of The Bank and the Owner Trustee.  (a) The
                         -------------------------------------------
Bank hereby covenants and agrees that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens attributable to it with respect to any of the properties or assets of the Indenture Estate and it shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly any such Lessor Lien. The Bank will cause restitution to be made to the Indenture Estate in the amount of any diminution of the value thereof as the result of any Lessor Liens thereon attributable to it.

          (b)  The Owner Trustee hereby covenants and agrees as follows:

          (i) the Owner Trustee will duly and punctually perform its obligations under each Lease and will duly and punctually pay the principal of, Premium Amount, if any, and interest on, and all other amounts due under the Certificates and hereunder in accordance with the terms of the Certificates and this Indenture and all amounts payable by it to the Certificate Holders under each Participation Agreement, the Special Participation Agreement and the other Operative Agreements;

         (ii) the Owner Trustee will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens with respect to any of the properties or assets of the Indenture Estate, and shall, at its own cost and expense, promptly take such action as may be necessary to discharge duly any such Lessor Lien, and the Owner Trustee will cause restitution to be made to the Indenture Estate in the amount of any diminution of the value thereof as the result of any Lessor Liens attributable to it;

        (iii) in the event a responsible officer in the Corporate Trust Administration of The Bank shall have actual knowledge of an Indenture Event of Default or an Event of Loss, the Owner Trustee will give prompt written notice of such Indenture Event of Default or Event of Loss to the Indenture Trustee, the Lessee and each Certificate Holder;

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                                      58

         (iv) the Owner Trustee will furnish to the Indenture Trustee, and the Indenture Trustee will furnish to each Certificate Holder at the time outstanding, promptly upon receipt thereof , duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Owner Trustee under each Lease, including, without limitation, a copy of each report or notice received pursuant to Section 11 of each Lease, to the extent that the same shall not have been furnished directly to such Certificate Holder or the Indenture Trustee pursuant to such Lease;

         (v) the Owner Trustee will not (except as permitted herein) assign or pledge or otherwise dispose of, so long as this Indenture shall remain in effect and shall not have been terminated pursuant to Section 10.01, any of its right, title or interest hereby assigned to anyone other than the Indenture Trustee, and, with respect to such right, title and interest hereby assigned, will not, except as provided in this Indenture, (1) accept any payment from the Lessee or any sublessee, enter into any agreement amending or supplementing any of the Indenture Documents, execute any waiver or modification of, or consent under, the terms of any of the Indenture Documents, (2) exercise any rights with respect to the Indenture Estate or the Collateral, (3) settle or compromise any claim arising under any of the Indenture Documents, or (4) submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Indenture Documents to arbitration thereunder; and

         (vi) the Owner Trustee will not enter into any business or other activity other than the business of owning the Aircraft, the leasing thereof to the Lessee and the carrying out of the transactions contemplated hereby and by each Lease, each Participation Agreement, the Trust Agreement and the other Operative Agreements.

          SECTION 4.02.  Indenture Event of Default.  "Indenture Event of
                         ---------------------------   ------------------
Default" means any of the following events (whatever the reason for such
-------
Indenture Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administration or governmental body):

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

                                      59

          (a)  any Lease Event of Default; or

          (b) the failure (other than by reason of a Lease Event of Default) of the Owner Trustee to pay when due any payment of principal of or Premium Amount, if any, or interest on any Certificate and such failure shall have continued unremedied for five Business Days, or the failure (other than by reason of a Lease Event of Default) of the Owner Trustee to pay when due any other amount due and payable hereunder, or under any Certificate, and such failure shall have continued unremedied for ten Business Days after notice thereof to the Owner Trustee; or

          (c)  any Lessor Lien required to be discharged by The Bank pursuant to
     Section 4.01(a) or required to be discharged by the Owner Trustee pursuant to Section 4.01(b) (ii) or required to be discharged by the Owner Participant pursuant to Section 6.2.6 of any Participation Agreement shall remain undischarged for a period of 30 calendar days after a responsible officer of The Bank, the Owner Trustee or the Owner Participant, as the case may be, shall have actual knowledge of such Lessor Lien; or

          (d)  any representation or warranty made by the Owner
     Trustee, any Existing Owner Trustee, any Initial Owner Participant, the Owner Participant or the Trust Company herein or in any other Operative Agreement, or made by any Person (other than either of the Guarantor of the Series B Certificates as to the Guarantee) guaranteeing or supporting the obligations of the Owner Participant under the Operative Agreements in its guarantee or support agreement, shall prove to have been false or incorrect when made in any material respect to the Certificate Holders; or

          (e) any failure by the Owner Trustee to observe any of its other covenants in Section 4.01(b) or any failure by the Owner Participant to observe any of its covenants in Section 6.2.5, 6.2.9 or 6.2.10 of any Participation Agreement, or disaffirmance or repudiation by any Person (other than either of the Guarantors of the Series B Certificates as to the Guarantee) guaranteeing or supporting the obligations of the Owner Participant under the Operative Agreements of its obligations under its guarantee or support agreement; or

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

                                      60

          (f) except as provided in the following paragraph (i) or (j), any failure by the Owner Trustee or The Bank to observe or perform any other covenant or obligation of the Owner Trustee or The Bank, as the case may be, contained in this Indenture or in any Participation Agreement or any failure by the Owner Participant to observe or perform any other covenant or obligation of the Owner Participant contained in any Participation Agreement or any failure by any Person (other than either of the Guarantors of the Series B Certificates as to the Guarantee) guaranteeing or supporting the obligations of the Owner Participant under the Operative Agreements to perform any covenant or obligation of such Person under its guarantee or support agreement which, in any case, is not remedied within a period of 30 calendar days after notice thereof has been given to the Owner Trustee, The Bank, the Owner Participant or such Person, as the case may be; or

          (g) either the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or the Owner Participant or any Person (other than either of the Guarantors of the Series B Certificates as to the Guarantee) guaranteeing or supporting the obligations of the Owner Participant under the Operative Agreements shall (i) be generally not paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (iii) make an assignment for the benefit of its creditors,
     (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or (v) take corporate or comparable action for the purpose of any of the foregoing; or

          (h) a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or the Owner Participant or any Person (other than either of the Guarantors of the Series B Certificates as to the Guarantee) guaranteeing or supporting the obligations of the Owner Participant under the Operative Agreements, a custodian, receiver, trustee or other officer with similar powers with

                                TRUST INDENTURE
     respect to the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or the Owner Participant or any such Person, or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or the Owner Participant or any such Person, or if any petition for any such relief shall be filed against the Trust Estate or the Owner Trustee with respect thereto (and not in its individual capacity) or the Owner Participant or any such Person, and such petition shall not be dismissed within, or the order shall be unstayed and remain in effect for a period of, 60 days; or

          (i) any failure by The Bank to give notice, or to resign, if required by Section 6.3.1.5 of any Participation Agreement, or (if The Bank shall have given such notice and resigned as required by said Section 6.3.1.5) a successor Owner Trustee shall not have been appointed and qualified within 30 days after The Bank's ceasing to be a "citizen of the United States" within the meaning of Section 101(16) of the Act; or

          (j) the Owner Trustee, The Bank, the Owner Participant or the Owners shall do or fail to do any act, or shall meet or fail to meet any condition, and as a result thereof the lien of this Indenture shall cease to be a valid first priority lien on the Indenture Estate or shall otherwise be adversely affected or the security interest granted in the Pledge Agreement shall cease to be a duly perfected first priority security interest in the Collateral covered thereby.

          SECTION 4.03.  Certain Cure Rights.  In the event of any default by
                         -------------------
the Lessee in the payment when due (after giving effect to any applicable grace period) of any installment of Basic Rent due under any Lease, the Owner Participant (which term shall, except as otherwise expressly provided below, be deemed to include, solely for purposes of this Section 4.03, any holder of a Series B Certificate) may, within two Business Days after such default, without the consent or concurrence of any Certificate

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                                      62

Holder, pay, as provided in Section 2.05, for application in accordance with
Section 3.01 a sum equal to the amount of all (but not less than all) such overdue Basic Rent. In the event of any default by the Lessee in any obligation under any Lease other than the payment of Basic Rent, if such default can be remedied by the payment of money and the Owner Participant shall furnish the Owner Trustee with all funds necessary for remedying such default, the Owner Participant may, within five Business Days after the occurrence of such default, without the consent or concurrence of any Certificate Holder, instruct the Owner Trustee to exercise the Owner Trustee's rights under Section 20 of such Lease to perform such obligation on behalf of the Lessee (and the Owner Trustee hereby agrees to accept such instruction and, upon failure to do so, the holders of the Series B Certificates may exercise such right on the Owner Trustee's behalf). Solely for the purpose of determining whether there exists an Indenture Event of Default (a) any timely payment by the Owner Participant pursuant to, and in compliance with, the first sentence of this Section 4.03 shall be deemed to remedy (but solely for purposes of this Indenture) any default by the Lessee in the payment of installments of Basic Rent theretofore due and payable and to remedy (but solely for purposes of this Indenture) any default by the Owner Trustee in the payment of any amount of principal and interest due and payable under the Certificates and (b) any timely performance by the Owner Trustee (or the holders of the Series B Certificates) of any obligation of the Lessee under the relevant Lease pursuant to, and in compliance with, the second sentence of this Section 4.03 shall be deemed to remedy (but solely for purposes of this Indenture) any Lease Event of Default to the same extent that like performance by the Lessee itself would have remedied such Lease Event of Default (but no such remedy shall relieve the Lessee of its duty to pay all Rent and perform all of its obligations pursuant to the relevant Lease). If, on the basis specified in the preceding sentence, any Lease Events of Default shall have been remedied, then any declaration pursuant to this Indenture that the Certificates are due and payable or that an Indenture Event of Default exists hereunder, based solely upon such Lease Events of Default, shall be deemed to be rescinded, and the Owner Participant or the holders of the Series B Certificates shall (to the extent of any such payments made by it or them) be subrogated to the rights of the holders of the Certificates under Section 3.01(a), to receive from the Indenture Trustee such payment of overdue Rent (and the payment of interest on account of such Rent being overdue) and shall be entitled, so long as no other Indenture Event of Default or

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                                      63

Indenture Default shall have occurred and be continuing or would result therefrom, to receive, subject to the provisions of this Indenture, such payment upon receipt thereof by the Indenture Trustee; provided that the Owner
                                               --------
Participant shall not otherwise attempt to recover any such amount paid by it on behalf of the Lessee pursuant to this Section 4.03 except by demanding of the Lessee payment of such amount or by commencing an action at law against the Lessee for the payment of such amount; provided, further, that at no time while
                                       --------  -------
an Indenture Event of Default shall have occurred and be continuing shall any such demand be made or shall any such action be commenced (or continued) , and any amounts nevertheless received by the Owner Participant in respect thereof shall be held in trust for the benefit of, and promptly paid to, the Indenture Trustee for distribution as provided in Section 3.03; and further provided that:
                                                          ------- --------

          (x) this Section 4.03 shall not apply with respect to any default in the payment of Basic Rent due under any Lease if the Lessee itself shall have theretofore failed to pay Basic Rent in the manner required under such Lease (after giving effect to any applicable grace period) on (i) each of the two Rent Payment Dates immediately preceding the date of such default, or (ii) a total of six Rent Payment Dates;

          (y) the second sentence of this Section 4.03 shall cease to apply, and no payment by the Owner Participant in respect of Supplemental Rent or performance of any obligation of the Lessee under any Lease by the Owner Trustee shall be deemed to remedy or to have remedied any Lease Event of Default for the purposes of this Indenture, if during the twelve-month period immediately preceding the relevant default by the Lessee there shall have been expended by the Owner Participant pursuant to the second sentence of this Section 4.03 (and which shall have not been reimbursed by the Lessee itself to the Owner Trustee for distribution to the Owner Participant) an amount in excess of $2,000,000; and

          (z) neither the Owner Trustee nor the Owner Participant shall have the right to cure any Lease Event of Default except as specified in this
     Section 4.03.

          SECTION 4.04.  Remedies.  (a)  If an Indenture Event of Default
                         --------
       shall have occurred and be continuing and so long as the same shall be continuing unremedied, then and in every such case,

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                                      64

the Indenture Trustee may exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article IV and shall have and may exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and, in the event such Indenture Event of Default is an Indenture Event of Default referred to in paragraph (a) of Section 4.02 and
Section 4.03 hereof shall either not apply or shall have ceased to apply with respect to the relevant Lease Event of Default, any and all of the remedies pursuant to Section 15 of any Lease and all of the rights and remedies of a lessor under applicable law and may take possession of all or any part of the properties covered or intended to be covered by the Lien and security interest created hereby or pursuant hereto and may exclude the Owner Participant, the Owner Trustee and the Lessee and all persons claiming under any of them wholly or partly therefrom. Without limiting any of the foregoing, it is understood and agreed that the Indenture Trustee may exercise any right of sale of any Aircraft available to it, even though it shall not have taken possession of such Aircraft and shall not have possession thereof at the time of such sale. It is further understood and agreed that if the Indenture Trustee shall proceed to foreclose the Lien of this Indenture, it shall, to the extent that it is then entitled to do so hereunder and under any Lease, and is not then stayed or prevented from doing so by operation of law or otherwise, proceed (to the extent it has not already done so) to exercise one or more of the remedies referred to in Section 15 of such Lease (as it shall determine in its sole good faith discretion); provided, however, that the Indenture Trustee may not foreclose the Lien of this
--------- -------
Indenture when stayed or otherwise prevented from exercising remedies under the Lease during the period ending on the earlier of (i) the expiration of 60 days from the date the Indenture Trustee was first stayed or otherwise prevented from exercising one or more of the remedies referred to in Section 15 of the Lease and (ii) the date the Owner Trustee or the Indenture Trustee is entitled to take possession of such Aircraft after the occurrence of such Indenture Event of Default.

          (b) If an Indenture Event of Default referred to in clause (g) or (h) of Section 4.02 shall have occurred, or a Lease Event of Default of the type referred to in clause (g) or (h) of said Section 4.02 shall have occurred with respect to the Lessee, then and in every such case the unpaid principal of all Certificates then outstanding, together with interest accrued but unpaid thereon, Premium Amount, and all other amounts due to the holders of the Certificates thereunder and hereunder and under

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
the other Operative Agreements, shall, unless the Indenture Trustee acting upon the instructions of the Majority in Interest of Certificate Holders shall otherwise direct, immediately and without further act become due and payable, without presentment, demand, protest or notice, all of which are hereby waived.

          (c) If any other Indenture Event of Default shall have occurred and be continuing, then and in every such case, the Indenture Trustee may at any time, by written notice or notices to the Owner Trustee, declare all the Certificates to be due and payable, whereupon the unpaid principal of all Certificates then outstanding, together with accrued but unpaid interest thereon, Premium Amount, and all other amounts due to the holders of the Certificates thereunder, hereunder and under the other Operative Agreements, shall immediately and without further act become due and payable without presentment, demand, protest or other notice, all of which are hereby waived.

          (d) Each Certificate Holder shall be entitled, at any sale pursuant to Section 15 of any Lease or this Article IV, to credit against any purchase price bid at such sale by such Certificate Holder all or any part of the unpaid obligations owing to such Certificate Holder and secured by the Lien of this Indenture; provided, however, that if a holder of a Series B Certificate shall
           --------  -------
be the purchaser at any such sale as contemplated hereby, such holder may apply the amount then due under its Series B Certificate against the purchase price of the Indenture Estate, but only if and to the extent that such purchase price exceeds the aggregate unpaid principal amount of all Series A Certificates together with accrued and unpaid interest thereon to the date of payment on unpaid Premium Amount plus all other sums then due and payable to the holders of the Series A Certificates thereunder, hereunder or under the other Operative Agreements. The Indenture Trustee and the Certificate Holders shall, upon any such purchase, acquire good title to the property so purchased, to the extent permitted by applicable law, free of all rights of redemption.

          SECTION 4.05.  Return of Aircraft, etc.  (a)  If an Indenture Event of
                         -----------------------
Default shall have occurred and be continuing, subject to Section 4.03, at the request of the Indenture Trustee the Owner Trustee shall promptly execute and deliver to the Indenture Trustee such instruments of title and other documents as the Indenture Trustee may deem necessary or advisable to enable the Indenture Trustee or an agent or representative


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
designated by the Indenture Trustee, at such time or times and place or places as the Indenture Trustee may specify, to obtain possession of all or any part of the Indenture Estate to which the Indenture Trustee shall at the time be entitled hereunder. If the Owner Trustee shall for any reason fail to execute and deliver such instruments and documents after such request by the Indenture Trustee, The Indenture Trustee may (i) obtain a judgment conferring on the indenture trustee the right to immediate possession and requiring the owner Trustee to execute and deliver such instruments and documents to the Indenture Trustee, to the entry of which judgment the owner trustee hereby specifically consents, and (ii) pursue all or part of the Indenture Estate wherever such estate may be found and may enter any of the premises of the lessee wherever it may be or be supposed to be and search for and take possession of and remove the same. All expenses of obtaining such judgment or of pursuing, searching for and taking such property shall, until paid, be secured by the Lien of this Indenture.

          (b) Upon every such taking of possession, the Indenture Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Indenture Estate, as it may be instructed by a Majority in Interest of Certificate Holders. In each such case, the Indenture Trustee shall have the right to maintain, use, operate, store, lease, control or manage the Indenture Estate and to carry on the business and, without limiting the express provisions of Section 5.09, to exercise all rights and powers of the Owner Participant and the Owner Trustee relating to the Indenture Estate, as the Indenture Trustee shall be instructed by a Majority in Interest of Certificate Holders, including the right to enter into any and all such agreements with respect to the maintenance, insurance, use, operation, storage, leasing, control, management or disposition of the Indenture Estate or any part thereof as the Indenture Trustee may determine; and except for Excluded Payments, the Indenture Trustee shall be entitled to collect and receive directly all tolls, rents (including Rent), revenues, issues, income, products and profits of the Indenture Estate and every part thereof. Such tolls, rents (including Rent) , revenues, issues, income products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Indenture Estate and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations,


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
additions and improvements, and to make all payments which the Indenture Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Owner Trustee), and all other payments which the Indenture Trustee may be required or authorized to make under any provision of this Indenture, as well as just and reasonable compensation for the services of the Indenture Trustee, and of all persons properly engaged and employed by the Indenture Trustee.

          (c) If an Indenture Event of Default shall have occurred and be continuing, subject to Section 4.03, the Indenture Trustee may take any and all actions as may be directed by the holders of the Series A Certificates or the Series B Certificates, as the case may be, in respect of the Collateral.

          SECTION 4.06.  Remedies Cumulative.  Each and every right, power and
                         -------------------
remedy given to the Indenture Trustee specifically or otherwise in this Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Indenture Trustee, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Indenture Trustee in the exercise of any right, remedy or power or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Owner Trustee or the Lessee or to be an acquiescence therein.

          SECTION 4.07.  Discontinuance of Proceedings.  In case the Indenture
                         -----------------------------
Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Indenture Trustee, then and in every such case the Owner Trustee, the Indenture Trustee and the Lessee shall, subject to any determination in such proceedings, be restored to their former positions and rights hereunder with


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
respect to the Indenture Estate, and all rights, remedies and powers of the Indenture Trustee shall continue as if no such proceedings had been instituted.

          SECTION 4.08.  Waiver of Past Defaults.  Upon written instructions
                         -----------------------
from a Majority in Interest of Certificate Holders, the Indenture Trustee shall waive any past Indenture Default or Indenture Event of Default hereunder and its consequences and upon any such waiver such Default shall cease to exist and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Indenture Default or Indenture Event of Default or impair any right consequent thereon; provided, however, that in the absence of written
                              --------  -------
instructions from all Certificate Holders, the Indenture Trustee shall not waive any Indenture Default (i) in the payment of the principal of, or Premium Amount or interest on, or other amounts due under, any Certificate then outstanding, or
(ii) in respect of a covenant or provision hereof which, under the proviso to the first sentence of Section 9.01 or under the second sentence of Section 9.01, cannot be waived without the consent of each Certificate Holder.


                                   ARTICLE V

                        DUTIES OF THE INDENTURE TRUSTEE

          SECTION 5.01.  Notices.
                         --------

          (a) Notice of Indenture Event of Default.  In the event the Indenture
              ------------------------------------
Trustee shall have knowledge of an Indenture Event of Default or of an Indenture Default arising from a failure to pay Basic Rent, the Indenture Trustee shall forthwith give telephone notice thereof to the Owner Trustee, the Owner Participant, the Lessee and the Certificate Holders (promptly confirmed by telex or facsimile to such Persons not later than one Business Day thereafter). Subject to the terms of Sections 4.08 and 5.03, the Indenture Trustee shall take such action, or refrain from taking such action, with respect to any such Indenture Event of Default (including with respect to the exercise of any rights or remedies hereunder) as the Indenture Trustee shall be instructed in writing by the Majority in Interest of Certificate Holders. Subject to the provisions of Section 5.03, if the Indenture Trustee shall not have received

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
instructions as above provided within 20 calendar days after mailing notice of such Indenture Event of Default to the Certificate Holders, the Indenture Trustee may, subject to instructions thereafter received pursuant to the preceding provisions of this Section 5.01, take such action, or refrain from taking such action, but shall be under no duty to take or refrain from taking any action, with respect to any such Indenture Event of Default as it shall determine advisable in the best interests of the Certificate Holders and shall use the same degree of care and skill in connection therewith as a prudent man would use under the circumstances in the conduct of his own affairs; provided that the Indenture Trustee may not sell any Airframe or any Engine without the consent of the Majority in Interest of Certificate Holders. In the event the Indenture Trustee shall at any time foreclose or otherwise enforce this Indenture, the Indenture Trustee shall forthwith notify the Certificate Holders, the Owner Trustee, the Owner Participant and the Lessee. For all purposes of this Indenture, in the absence of actual knowledge on the part of an officer in its Corporate Trust Department, in the case of the Indenture Trustee, or its Corporate Trust Department, in the case of the Owner Trustee, the Indenture Trustee or the Owner Trustee, as the case may be, shall not be deemed to have knowledge of any Indenture Default, any Lease Default or any Lease Event of Default (except, in the case of the Indenture Trustee, the failure of the Lessee to pay any installment of Basic Rent when due, which failure shall constitute knowledge of an Indenture Default) unless notified in writing by the Lessee, the Owner Trustee or one or more Certificate Holders. This Section 5.01, however, is subject to the condition that, if at any time after the principal of the Certificates shall have become due and payable pursuant to Section 4.04(b) or
(c) and before any judgment or decree for the payment of the money so due, or any thereof, shall be entered, all overdue payments of interest upon the Certificates and all other amounts payable under the Certificates (except the principal of the Certificates which by such declaration shall have become payable) shall have been duly paid, and every other Indenture Default and Indenture Event of Default with respect to any covenant or provision of this Indenture shall have been cured, then and in every such case a Majority in Interest of Certificate Holders may (but shall not be obligated to) , by written instrument filed with the Indenture Trustee, rescind and annul such acceleration and its consequences; but no such rescission or annulment shall extend to or affect any subsequent


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                                      70

Indenture Default or Indenture Event of Default or impair any right consequent thereon.

          (b) Other Notices. The Indenture Trustee will furnish to each
              -------------
Certificate Holder promptly upon receipt thereof, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and other instruments furnished to the Indenture Trustee under any Operative Agreements or the Collateral or received from the Owner Trustee pursuant to
Section 4.01(b) (iv) to the extent the same shall not have been otherwise directly distributed to the Certificate Holders pursuant to the express provision of any other Operative Agreement or the Collateral.

          SECTION 5.02.  Action Upon Instructions.  (a)  Subject to the terms of
                         ------------------------
Sections 4.08, 5.01, 5.03 and 5.09, upon the written instructions at any time and from time to time of a Majority in Interest of Certificate Holders, the Indenture Trustee shall take such of the following actions as may be specified in such instructions: (i) exercise such election or option, or make such decision or determination, or give such notice, consent, waiver or approval or exercise such right, remedy or power or take such other action hereunder, under any other Operative Agreement or under the Collateral or in respect of any part or all of the Indenture Estate as shall be specified in such instructions; (ii) take such action with respect to, or to preserve or protect, the Indenture Estate (including the discharge of Liens and the Collateral as shall be specified in such instructions and as are consistent with this Indenture) or the Collateral; and (iii) take such other action in respect of the subject matter of this Indenture as is consistent with the terms hereof and the other Operative Agreements. The Indenture Trustee will execute and the Owner Trustee will file or cause to be filed such continuation statements with respect to financing statements relating to the security interest created hereunder in the Indenture Estate as may be specified from time to time in written instructions of a Majority in Interest of Certificate Holders (which instructions may, by their terms, be operative only at a future date and which shall be accompanied by the execution form of such continuation statement so to be filed).

          (b) If any Lease Event of Default shall have occurred and be continuing, on request of a Majority in Interest of Certificate Holders, the Indenture Trustee shall exercise such remedies under Section 15 of any Lease as shall be specified in

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                                      71

such request. The Indenture Trustee agrees to provide to the Certificate Holders, the Owner Trustee and the Owner Participant concurrently with such action by the Indenture Trustee, notice of such action by the Indenture Trustee, provided that the failure to give any such notice to such Certificate Holders,
--------
the Owner Trustee or the Owner Participant shall not affect the validity of such action.

          SECTION 5.03.  Indemnification.  The Indenture Trustee shall not be
                         ---------------
required to take any action or refrain from taking any action under Sections
5.01 (other than the first sentence thereof) or 5.02 or Article IV or in respect of the Collateral unless the Indenture Trustee shall have been indemnified by all of the Certificate Holders (or, if in respect of the Collateral, the holders of the Series entitled to instruct the Indenture Trustee with respect thereto) against any liability, cost or expense (including counsel fees) which may be incurred in connection therewith. The Indenture Trustee shall not be under any obligation to take any action under this Indenture or in respect of the Collateral and nothing in this Indenture contained shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Indenture Trustee shall not be required to take any action under Section 5.01 (other than the first sentence thereof) or 5.02 or Article IV, nor shall any other provision of this Indenture be deemed to impose a duty on the Indenture Trustee to take any action, if the Indenture Trustee shall have been advised by counsel that such action is contrary to the terms hereof or is otherwise contrary to law. Notwithstanding anything that may be to the contrary in the Operative Agreements, the holders of the Series B Certificates shall have no obligation to indemnify the Indenture Trustee if the holders of the Series A Certificates were grossly negligent or were engaging in willful misconduct in giving their instructions to the Indenture Trustee to take or refrain from taking any action.

          SECTION 5.04.  No Duties Except as Specified in Indenture or
                         ---------------------------------------------
Instructions.  The Indenture Trustee shall not have any duty or obligation to
------------
use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with any Aircraft or any other part of the Indenture Estate or the Collateral, or to

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

                                      72

otherwise take or refrain from taking any action under, or in connection with, this Indenture or any part of the Indenture Estate, except as expressly provided by the terms of this Indenture or as expressly provided in written instructions from Certificate Holders as provided in this Indenture; and no implied duties or obligations shall be read into this Indenture against the Indenture Trustee.
The Indenture Trustee agrees that it will, in its individual capacity and at its own cost and expense (but without any right of indemnity in respect of any such cost or expense under Section 7.01) promptly take such action as may be necessary to duly discharge all Liens on any part of the Indenture Estate or the Collateral which result from claims against it in its individual capacity not related to the mortgaging to it of any Aircraft or the administration of the Indenture Estate or the Collateral or any other transaction contemplated by or pursuant to the Special Participation Agreement or any document included in the Indenture Estate.

          SECTION 5.05.  No Action Except Under Leases Participation Agreements,
                         ------------------------------------------------------
Trust Indenture or Instructions.  The Owner Trustee and the Indenture Trustee
-------------------------------
agree that they will not use, operate, store, lease, control, manage, sell, dispose of or otherwise deal with any Aircraft or any other part of the Indenture Estate or the Collateral except (i) in accordance with the terms of the relevant Lease or the relevant Participation Agreement, or (ii) in accordance with the powers granted or reserved to, or the authority conferred upon, the Owner Trustee and the Indenture Trustee pursuant to this Indenture and in accordance with the express terms hereof.

          SECTION 5.06.  Replacement Engines.  At any time and from time to
                         -------------------
time, any Engine which has been (or is to be treated as if the same had been) subject to an Event of Loss and may be replaced under Section 10.2 of the Lease to which such Engine is/was subject by a Replacement Engine shall be replaced in accordance with the provisions of this Section 5.06 and the provisions of
Section 10.2 of such Lease, and the Owner Trustee shall, from time to time, direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing such Engine as appropriate from the Lien of this Indenture and the Indenture Trustee shall execute and deliver such instrument as aforesaid, but only upon receipt by or deposit with the Indenture Trustee of the following:


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

                                      73

          (a) A written request from the Owner Trustee, requesting such release and specifically describing the Engine(s) so to be released.

          (b) A certificate signed by a duly authorized officer of the Lessee stating the following:

               (i) a description of the Engine which shall be identified by manufacturer's name and serial number;

               (ii) a description of the Replacement Engine (including the manufacturer's name and serial number) to be received as consideration for the Engine to be released;

               (iii) that on the date of the Indenture Supplement relating to the Replacement Engine the Owner Trustee will be the legal owner of such Replacement engine free and clear of all liens except permitted Liens, that such Replacement Engine will on such date be in good working order and condition, and that such Replacement Engine is the same or an improved model as the engine to be released;

               (iv) the fair market value of the Replacement Engine as of the date of such certificate (which value shall not be less than the then fair market value of the Engine requested to be released, assuming such Engine was in the condition and repair required to be maintained under such Lease (but without regard to hours and cycles until overhaul));

               (v) the fair market value of the Engine to be released (immediately prior to the date such Engine suffered an Event of Loss);

               (vi) that no Lease Default has occurred and is continuing or would result from the making and granting of the request for release and the addition of such Replacement Engine;

               (vii) that the release of the Engine so to be released will not impair the security of the Indenture or be in contravention of any of the provisions of this Indenture; and

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

                                      74

               (viii) that each of the conditions specified in Section 10.2.2 of such Lease with respect to such Replacement Engine have been satisfied.

          (c) The appropriate instruments (i) transferring to the Owner Trustee title to the Replacement Engine to be received as consideration for the Engine to be released and (ii) assigning to the Owner Trustee the benefit of all manufacturer's and vendor's warranties generally available with respect to such Replacement Engine, and an Indenture Supplement subjecting such Replacement Engine to the Lien of this Indenture.

          SECTION 5.07.  Indenture Supplements for Replacements. In the event of
                         --------------------------------------
a Replacement Engine being substituted as contemplated by Section 10.2 of any Lease, the Owner Trustee and the Indenture Trustee agree for the benefit of the Certificate Holders and the Lessee, subject to fulfillment of the conditions precedent and compliance by the Lessee with its obligations set forth in Section
10.2 of such Lease, to execute and deliver an Indenture Supplement with respect thereto as contemplated by Section 5.06(c), and, provided no Indenture Default or Indenture Event of Default shall have occurred and be continuing, to execute and deliver to the Lessee an appropriate instrument releasing the Engine being replaced from the Lien of the Indenture.

          SECTION 5.08.  Effect of Replacement.  In the event of the
                         ---------------------
substitution of a Replacement Engine pursuant to Section 10.2 of any Lease and
Section 5.06, all provisions of this Indenture relating to the Engine or Engines being replaced shall be applicable to such Replacement Engine or Engines with the same force and effect as if such Replacement Engine or Engines were the same engine or engines as the Engine or Engines being replaced but for the Event of Loss with respect to the Engine or Engines being replaced.

          SECTION 5.09.  Certain Rights of Owner Trustee and Owner Participant.
                         -----------------------------------------------------
Notwithstanding any other provisions of this Indenture, including the Granting Clause, the following rights shall be reserved to the Owner Trustee or the Owner Participant, as the case may be (as separate and independent rights) to the extent described herein:

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                                      75

          (a) at all times the Owner Trustee shall have the right, together with the Indenture Trustee, to receive from the Lessee all notices, certificates, reports, filings, opinions of counsel and other documents and all information which any thereof is permitted or required to give or furnish to the Owner Trustee or the Lessor pursuant to any Indenture Document;

          (b) so long as no Indenture Default shall have occurred and be continuing, the Owner Trustee shall have the right together with the Indenture Trustee (consent of both being required except in the case of clause (iii) below) (i) to approve as satisfactory any other accountants, inspectors, engineers or counsel to render services for or issue opinions to the Owner Trustee pursuant to express provisions of the Indenture Documents, (ii) to grant such consents, approvals and waivers as may be requested under the Indenture Documents and (iii) to exercise inspection rights pursuant to Section 12 of any Lease;

          (c) the Owner Trustee shall have the non-exclusive right, as Lessor, to seek specific performance of the covenants of the Lessee under any Lease relating to the protection, insurance, maintenance, possession and use of the Aircraft, and to maintain separate insurance with respect to any Aircraft pursuant to Section 11.6 of the Lease to which such Aircraft is subject (provided that no such insurance impairs or reduces coverage under any insurance required to be maintained by the Lessee under Section 11 of any Lease); and

          (d) at all times each of the Owner Trustee (as Owner Trustee, as The Bank and as Lessor) and the Owner Participant shall have the right, to the exclusion of the Indenture Trustee, to demand, collect, sue for or receive the payment of Excluded Payments due and payable to it.

Notwithstanding the foregoing, and subject to the provisions of Sections 4.03 and 4.04(a), the Indenture Trustee shall at all times have the right, to the exclusion of the Owner Trustee and the Owner Participant to exercise the remedies set forth in Section 15 of any Lease and in Article IV hereof.


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                                      76

                                  ARTICLE VI

                  THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE

          SECTION 6.01.  Acceptance of Trusts and Duties.  The Indenture Trustee
                         -------------------------------
Accepts The duties hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and agrees to receive and disburse all monies constituting part of the Indenture Estate or Collateral in accordance with the terms hereof. the Bank and the indenture trustee, in their individual capacities, shall not be answerable or accountable under any circumstances, except (a) for their own willful misconduct or gross negligence,
(b) in the case of the indenture trustee, as provided in section 2.05 or the last sentence of section 5.04, and (c) for liabilities that may result, in the case of the bank, from the inaccuracy or nonperformance of any representation or warranty or covenant of the bank expressly made in its individual capacity in the special participation Agreement or any other operative agreement or in section 4.01(a) or 6.03 or, in the case of the indenture trustee, from the inaccuracy of any representation or warranty of the indenture trustee made in its individual capacity in the Special Participation agreement or any other Operative Agreement. None of the Owner Participant, the bank or the Indenture Trustee shall be liable for any action or inaction of any other.

          SECTION 6.02.  Absence of Duties.  In the case of the Indenture
                         -----------------
Trustee, except in accordance with written instructions furnished pursuant to
Section 5.01 or 5.02, and except as provided in, and without limiting the generality of, Sections 5.03 and 5.04 and, in the case of the Owner Trustee, except as provided in Section 4.01(b), the Indenture Trustee and the Owner Trustee shall have no duty (i) to see to any registration of any Aircraft or any recording or filing of any Lease or of this Indenture or any other document, or to see to the maintenance of any such registration, recording or filing, (ii) to see to any insurance, whether or not the Lessee shall be in default with respect thereto, (iii) to see to the payment or discharge of any Lien of any kind against any part of the Trust Estate or the Indenture Estate, (iv) to confirm, verify or inquire into the failure to receive any financial statements of the Lessee or (v) to inspect any Aircraft at any time or ascertain or inquire as to the performance or observance of any of the Lessee's covenants under the Lease with respect to such Aircraft. Except as expressly otherwise herein, in the Special Participation

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

Agreement and in any Participation Agreement provided, the Loan Participants, the Certificate Holders and the Owner Participant shall not have any duty or responsibility hereunder, including, without limitation, any of the duties mentioned in clauses (i) through (v) above.

          SECTION 6.03.  No Representations or Warranties as to Aircraft or
                         --------------------------------------------------
Documents.  NEITHER THE INDENTURE TRUSTEE (INDIVIDUALLY OR AS TRUSTEE) NOR THE
---------
OWNER TRUSTEE NOR THE BANK MAKES OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE, AIRWORTHINESS, VALUE, COMPLIANCE WITH SPECIFICATIONS, CONDITION, DESIGN, QUALITY, DURABILITY, OPERATION, MERCHANTABILITY, CONSTRUCTION, PERFORMANCE OR FITNESS FOR USE OR PURPOSE OF ANY AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT, AS TO THE ABSENCE OF OBLIGATIONS BASED ON STRICT LIABILITY IN TORT OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF ANY AIRCRAFT OR ANY PART THEREOF OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO ANY AIRCRAFT OR ANY PART THEREOF WHATSOEVER, except that The Bank in its individual capacity warrants that (i) on the Delivery Date the Owner Trustee shall have received whatever title was conveyed to it on the Delivery Date, and (ii) on the Closing Date each Aircraft shall be free and clear of Lessor Liens attributable to The Bank. Neither The Bank nor the Indenture Trustee makes or shall be deemed to have made any representation or warranty as to the validity, legality or enforceability of this Indenture, the Trust Agreement, the Certificates or any Indenture Document or as to the correctness of any statement contained in any thereof, except for the representations and warranties of The Bank and the Indenture Trustee made in their respective individual capacities under this Indenture or in the Special Participation Agreement. The Loan Participants, the Certificate Holders and the Owner Participant make no representation or warranty hereunder whatsoever.

          SECTION 6.04.  No Segregation of Monies; No Interest. Any monies paid
                         -------------------------------------
to or retained by the Indenture Trustee pursuant to any provision hereof and not then required to be distributed to any Certificate Holder, the Lessee or the Owner Trustee as provided in Article III need not be segregated in any manner except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law, and the Indenture Trustee shall not (except as otherwise provided in

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

Section 3.07) be liable for any interest thereon; provided that any payments
                                                  --------
received or applied hereunder by the Indenture Trustee shall be accounted for by the Indenture Trustee so that any portion thereof paid or applied pursuant hereto shall be identifiable as to the source thereof.

          SECTION 6.05.  Reliance; Agents; Advice of Counsel. Neither the Owner
                         -----------------------------------
Trustee nor the Indenture Trustee shall incur liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee and the Indenture Trustee may accept a copy of a resolution of the Board of Directors of any party to any Participation Agreement or the Special Participation Agreement, certified by the Secretary or an Assistant Secretary thereof as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted and that the same is in full force and effect; provided that the Owner Trustee shall accept the same as conclusive evidence of adoption and that the same are in full and force and effect in respect of the resolutions delivered pursuant to Section 2.1(c) (vii) of the Participation Agreement. As to the aggregate unpaid principal amount of hereof rely on a certificate signed by any Vice President or other authorized corporate trust officer of the Indenture Trustee. As to any fact or matter relating to the Lessee the manner of ascertainment of which is not specifically described herein, the Owner Trustee and the Indenture Trustee may for all purposes hereof rely on a certificate, signed by a duly authorized officer of the Lessee, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee and the Indenture Trustee for any action taken or omitted to be taken by them in good faith in reliance thereon. The Indenture Trustee shall assume, and shall be fully protected in assuming, that the Owner Trustee is authorized by the Trust Agreement to enter into this Indenture and to take all action to be taken by it pursuant to the provisions hereof, and shall not inquire into the authorization of the Owner Trustee with respect thereto. In the administration of the trusts hereunder, the Owner Trustee and the Indenture Trustee each may execute any of the trusts or powers hereof and perform its powers and duties hereunder directly or through agents or attorneys and may, at the expense of the Indenture Estate, advise with counsel, accountants and other skilled


                                TRUST INDENTURE
persons to be selected and retained by it, and the Owner Trustee and the Indenture Trustee shall riot be liable for anything done, suffered or omitted in good faith by them in accordance with the written advice or written opinion of any such counsel, accountants or other skilled persons.

          SECTION 6.06.  Capacity in Which Acting.  Each of the Owner Trustee
                         ------------------------
and the Indenture Trustee acts hereunder solely as trustee herein, and, in the case of the Owner Trustee, as provided in the Trust Agreement, and not in its individual capacity, except as otherwise expressly provided in the Operative Agreements.

          SECTION 6.07.  Compensation.  The Indenture Trustee shall be entitled
                         ------------
to reasonable compensation, including expenses and disbursements, for all services rendered hereunder and shall have a priority claim on the Indenture Estate for the payment of such compensation, to the extent that such compensation shall not be paid by the Lessee or others, as required under the Operative Agreements, and shall have the right to use or apply any monies held by it hereunder in the Indenture Estate toward such payments; it being acknowledged that, provided that so long as (i) no Indenture Default or Indenture Event of Default exists or (ii) this Indenture is not amended (x) in a manner that increases the duties of the Indenture Trustee or (y) in a manner that requires the Indenture Trustee to devote an amount of time in connection with such amendment that it deems material, the only fee the Indenture Trustee will be entitled to will be the fees paid to it on the Closing Date. The Indenture Trustee agrees that it shall have no right against the Certificate Holders or (except as provided in any Participation Agreement) the Owner Participant for any fee as compensation for its services as trustee under this Indenture.

          SECTION 6.08.  May Become Certificate Holder. Each of the institutions
                         -----------------------------
acting as Owner Trustee and Indenture Trustee hereunder may become a Certificate Holder and have all rights and benefits of a Certificate Holder to the same extent as if it were not the institution acting as Owner Trustee or Indenture Trustee, as the case may be.

          SECTION 6.09.  Further Assurances; Financing Statements.  At any time
                         ----------------------------------------
and from time to time, upon the request of the Indenture Trustee or Lessee (provided that any such request of Lessee is accompanied by an opinion of
 --------
counsel satisfactory to a Majority in Interest of Certificate Holders, to the effect that the action so requested is necessary to enable Lessee to comply with an Operative Agreement and does not

                                TRUST INDENTURE
conflict with any Operative Agreement), the Owner Trustee shall promptly and duly execute and deliver any and all such further instruments and documents as may be specified in such request and as are necessary or desirable to perfect, preserve or protect the mortgage, security interests and assignments created or intended to be created hereby, or to obtain for the Indenture Trustee the full benefit of the specific rights and powers herein granted, including, without limitation, the execution and delivery of Uniform Commercial Code financing statements and continuation statements with respect thereto, or similar instruments relating to the perfection of the mortgage, security interests or assignments created or intended to be created hereby.


                                  ARTICLE VII

                         INDEMNIFICATION OF INDENTURE
                           TRUSTEE BY OWNER TRUSTEE

          SECTION 7.01.  Scope of Indemnification.  The Owner Trustee, not in
                         ------------------------
its individual capacity, but solely in its capacity as owner trustee under the Trust Agreement, hereby agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Indenture Trustee, in its individual capacity, and its successors, assigns, agents and servants, from and against any and all liabilities, obligations, losses, damages, penalties, taxes (excluding any taxes payable by the Indenture Trustee on or measured by any compensation received by the Indenture Trustee for its services under this Indenture), claims, actions, suits, costs, expenses or disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Indenture Trustee in its individual capacity (whether or not also agreed to be indemnified against by any other person under any other document) in any way relating to or arising out of this Indenture, the Certificates, the other Operative Agreements or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, non-acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Aircraft or any or any part thereof (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Indenture Estate or the action or inaction of the Indenture Trustee hereunder, except only (i) in the case of willful misconduct or

                                TRUST INDENTURE
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                                      81

gross negligence of the Indenture Trustee in the performance of its duties hereunder, (ii) as may result from the inaccuracy of any representation or warranty of the Indenture Trustee in its individual capacity in the Special Participation Agreement, (iii) as otherwise provided in Section 2.05 or the last sentence of Section 5.04 or (iv) to the extent otherwise excluded by the terms of Section 8.1 of any Participation Agreement from the Lessee's general indemnity under said Section. The Indenture Trustee in its individual capacity shall be entitled to indemnification from the Indenture Estate for any liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7.01 to the extent not reimbursed by the Lessee or others, but without releasing any of them from their respective agreements of reimbursement; and to secure the same the Indenture Trustee shall have a prior lien on the Indenture Estate. The indemnities contained in this Section 7.01 shall survive the termination of this Indenture.


                                 ARTICLE VIII

                     SUCCESSOR TRUSTEES; SEPARATE TRUSTEES

          SECTION 8.01.  Notice of Successor Owner Trustee.  In the case of any
                         ---------------------------------
appointment of a successor to the Owner Trustee pursuant to the Trust Agreement or any merger, conversion, consolidation or sale of substantially all of the corporate trust business of the Owner Trustee pursuant to the Trust Agreement, the successor Owner Trustee shall give prompt written notice thereof to the Indenture Trustee and to each Certificate Holder.

          SECTION 8.02.  Resignation of Indenture Trustee; Appointment of
                         ------------------------------------------------
Successor.  (a)  The Indenture Trustee or any successor thereto may resign at
---------
any time without cause by giving at least 30 calendar days' prior written notice to the Owner Participant, the Lessee, the Owner Trustee and each Certificate Holder, such resignation to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In addition, a Majority in Interest of Certificate Holders may at any time remove the Indenture Trustee without cause by an instrument in writing delivered to the Owner Participant, the Owner Trustee, the Lessee and the Indenture Trustee, and the Owner Trustee shall promptly notify each Certificate Holder thereof in writing, such removal to be effective upon the acceptance of the trusteeship by a successor Indenture Trustee. In the case of the resignation or removal of the Indenture Trustee, a Majority in Interest of Certificate Holders may appoint a successor Indenture Trustee by

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

                                      82

an instrument signed by such Holders. If a successor Indenture Trustee shall not have been appointed within 30 calendar days after such notice of resignation or removal, the Indenture Trustee, the Owner Trustee or any Certificate Holder may apply to any court of competent jurisdiction to appoint a successor Indenture Trustee to act until such time, if any, as a successor shall have been appointed as above provided. The successor Indenture Trustee so appointed by such court shall immediately and without further act be superseded by any successor Indenture Trustee appointed as above provided within one year from the date of the appointment by such court.

          (b) Any successor Indenture Trustee, however appointed, shall execute and deliver to the Owner Trustee and to the predecessor Indenture Trustee an instrument accepting such appointment, and thereupon such successor Indenture Trustee, without further act, shall become vested with all the estates, properties, rights, powers and duties of the predecessor Indenture Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Indenture Trustee herein; but nevertheless upon the written request of such successor Indenture Trustee, such predecessor Indenture Trustee shall execute and deliver an instrument transferring to such successor Indenture Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights and powers of such predecessor Indenture Trustee, and such predecessor Indenture Trustee shall duly assign, transfer, deliver and pay over to such successor Indenture Trustee all monies or other property then held by such predecessor Indenture Trustee hereunder.

          (c) Any successor Indenture Trustee, however appointed, shall be a "citizen of the United States" within the meaning of Section 101(16) of the Act and shall also be a bank or trust company having a combined capital and surplus of at least $100,000,000, if there be such an institution willing, able and legally qualified to perform the duties of the Indenture Trustee hereunder upon reasonable or customary terms.

          (d) Any corporation into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Indenture Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Indenture Trustee under this Indenture without further act.

                                TRUST INDENTURE

          SECTION 8.03.  Appointment of Separate Trustees. (a)  At any time or
                         --------------------------------
times, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Indenture Estate may at the time be located or in which any action of the Indenture Trustee may be required to be performed or taken or if the Indenture Trustee shall be advised by counsel satisfactory to it that it is so necessary or prudent in the interests of the Certificate Holders, or in the event the Indenture Trustee shall have been requested to do so by a Majority in Interest of Certificate Holders, the Indenture Trustee, by an instrument in writing signed by it, and without the concurrence of the Owner Trustee, may appoint one or more individuals or corporations to act as separate trustee or separate trustees or co-trustee, acting jointly with the Indenture Trustee, or to act as separate trustee or trustees of all or any part of the Indenture Estate with such powers as may be provided in an agreement supplemental hereto.

          (b) The Indenture Trustee and, at the request of the Indenture Trustee, the Owner Trustee, shall execute, acknowledge and deliver all such instruments as may be required by the legal requirements of any jurisdiction or by any such separate trustee or separate trustees or co-trustee for the purpose of more fully confirming such title, rights or duties to such separate trustee or separate trustees or co-trustee and the Owner Trustee hereby makes, constitutes and appoints the Indenture Trustee its agent and attorney-in-fact for it and in its name, place and stead to execute, acknowledge and deliver the same in the event that the Owner Trustee shall not itself execute and deliver the same within 20 days after receipt by it of such request so to do. Upon the acceptance in writing of such appointment by any such separate trustee or separate trustees or co-trustee, it, he or they shall be vested with such title to the Indenture Estate or any part thereof, and with such rights and duties, as shall be specified in the instrument of appointment, jointly with the Indenture Trustee (except insofar as local law makes it necessary for any such separate trustee or separate trustees or co-trustee to act alone) subject to all the terms of this Trust Indenture. Any separate trustee or separate trustees or co-trustee may, at any time by an instrument in writing, constitute the Indenture Trustee its or his attorney-in-fact and agent with full power and authority to do all acts and things and to exercise all discretion on its or his behalf and in its or his name. In case any such separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, the title to the Indenture Estate and all assets, property, rights, powers, trusts, obligations and duties of such separate trustee or co-trustee shall, so far as permitted by law, vest in and be exercised by

                                TRUST INDENTURE
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                                      84

the Indenture Trustee, without the appointment of a successor to such separate trustee or co-trustee unless and until a successor is appointed.

          (c) All provisions of this Indenture which are for the benefit of the Indenture Trustee shall extend to and apply to each separate trustee or co-trustee appointed pursuant to the foregoing provisions of this Section 8.03, including without limitation Article Vii.

          (d) Every separate trustee and co-trustee hereunder shall, to the extent permitted by law, be appointed and act and the Indenture Trustee shall act, subject to the following provisions and conditions:

               (i) all powers, duties, obligations and rights conferred upon the Indenture Trustee in respect of the receipt, custody, investment and payment of monies shall be exercised solely by the Indenture Trustee;

              (ii) all other rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or separate trustees or co-trustee jointly except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Estate in any such jurisdiction) shall be exercised and performed by such separate trustee or separate trustees or co-trustee;

             (iii) no power hereby given to, or with respect to which it is hereby provided may be exercised by, any such separate trustee or separate trustees or co-trustee shall be exercised hereunder by such person except jointly with, or with the consent of, the Indenture Trustee; and

              (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

If at any time the Indenture Trustee shall deem it no longer necessary or prudent in order to conform to any such law, or take

                                TRUST INDENTURE
any such action or shall be advised by such counsel that it is no longer legally required or necessary or prudent in the interest of the Certificate Holders or in the event the Indenture Trustee shall have been requested to do so by a Majority in Interest of Certificate Holders, the Indenture Trustee shall execute and deliver an indenture supplemental hereto and all other instruments and agreements necessary or proper to remove any separate trustee or separate trustees or co-trustee.

          (e) Any request, approval or consent in writing by the Indenture Trustee to any separate trustee or separate trustees or co-trustee shall be sufficient warrant to such separate trustee or separate trustees or co-trustee, as the case may be, to take such action as may be so requested, approved or consented to.

          (f) Notwithstanding any other provision of this Section 8.03, the powers of any separate trustee or separate trustees or co-trustee appointed pursuant to this Section 8.03 shall not in any case exceed those of the Indenture Trustee hereunder.


                                  ARTICLE IX

                      SUPPLEMENTS AND AMENDMENTS TO THIS
                         INDENTURE AND OTHER DOCUMENTS

          SECTION 9.01.  Instructions of Majority; Limitations. (a)  At any time
                         -------------------------------------
and from time to time, (i) the Owner Trustee (but only on the written request of the Owner Participant) and the Indenture Trustee (but only on the written request of a Majority in Interest of Certificate Holders) shall execute a supplement hereto for the purpose of adding provisions to, or changing or eliminating provisions of, this Indenture as specified in such request, and (ii) the Owner Trustee may (but only with the written consent of the Owner Participant and on the written request of a Majority in Interest of Certificate Holders) enter into such written amendment of or supplement to any Lease or any other Indenture Document to which it is party as may be specified in such request; provided, however, that, without the consent of each Certificate
         --------  -------
Holder, no such amendment of or supplement to any such document, or waiver or modification of the terms of any thereof, shall (i) modify any of the provisions of this Section 9.01 or the definitions of the terms "Excluded Payments",
                                                      -----------------
"Indenture Default", "Indenture Event of Default", "Lease Default", "Lease Event
 -----------------    --------------------------    -------------    -----------
of Default", "Lessor's Cost", "Majority in Interest of Certificate Holders" or
----------    -------------    -------------------------------------------
"Indenture Documents" contained herein or in any other Operative Agreement
 -------------------

                                TRUST INDENTURE

(except to change default definitions by providing for additional events of default), (ii) increase the principal amount of any Certificate or reduce the amount or extend the time of payment of any amount owing or payable under any Certificate or (except as provided in this Indenture) increase or reduce the Premium Amount or interest payable on any Certificate (except that only the consent of the Certificate Holder shall be required for any decrease in any amounts of or the rate of Premium Amount or interest payable on such Certificate or any extension for the time of payment of any amount payable under such Certificate), or alter or modify the provisions of Article III with respect to the order of priorities in which distributions thereunder shall be made or with respect to the amount or time of payment of any such distribution, (iii) reduce, modify or amend any indemnities in favor of the Loan Participants or any Certificate Holder or in favor of or to be paid by the Owner Participant or alter the definition of "Indemnified Party" to exclude any Loan Participant or
                         -----------------
any Certificate Holder (except as consented to by each Person adversely affected thereby), (iv) or reduce the amount or extend the time of payment of Basic Rent, Stipulated Loss Value or Termination Value (or other amounts payable therewith) for any Aircraft as set forth in the Lease to which it is subject (except to the extent required to match any action consented to by any Certificate Holder referred to in the parenthetical phrase in clause (ii) above), or (v) modify, amend or supplement any Lease or consent to any assignment of any Lease, in either case releasing the Lessee from its obligations in respect of the payment of Basic Rent (except as above provided), Stipulated Loss Value or Termination Value (or other amounts payable therewith) for the Aircraft subject to such Lease or altering the absolute and unconditional character of such obligations as set forth in Section 17 of such Lease or change any of the circumstances under which Stipulated Loss Value or Termination Value (or other amounts payable therewith) are payable. This Section 9.01 shall not apply to any indenture or indentures supplemental hereto permitted by, and complying with the terms of,
Section 5.07, Section 8.03 or Section 9.04. Notwithstanding the foregoing, without the consent of each Certificate Holder, no such supplement to this Indenture, or waiver or modification of the terms hereof or of any other agreement or document shall expressly permit the creation of any Lien on the Indenture Estate or any part thereof, except as herein expressly permitted, or deprive any Certificate Holder of the benefit of the Lien of this Indenture on the Indenture Estate, except as provided in Sections 5.01 and 5.02 or in connection with the exercise of remedies under Article IV.

                                TRUST INDENTURE

          SECTION 9.02.  Trustees Protected.  If, in the opinion of the
                         ------------------
institution acting as Owner Trustee under the Trust Agreement or the institution acting as the Indenture Trustee hereunder any document required to be executed pursuant to the terms of Section 9.01 affects any right, duty, immunity or indemnity with respect to it under this indenture, the Indenture Trustee and the Owner Trustee may in their discretion decline to execute such document.

          SECTION 9.03.  Documents Mailed to Holders.  Promptly after the
                         ---------------------------
execution by the Owner Trustee or the Indenture Trustee of any document entered into pursuant to Section 9.01, the Owner Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to Indenture Trustee and the Indenture Trustee shall mail, by certified mail, postage prepaid, a conformed copy thereof to each Certificate Holder at its address shown on the Certificate Register, but the failure of the Owner Trustee or Indenture Trustee, as the case may be, to mail such conformed copies shall not impair or affect the validity of such document.

          SECTION 9.04.  No Request Necessary for Lease Supplement or Indenture
                         ------------------------------------------------------
Supplement.  Notwithstanding anything contained in Section 9.01, no written
----------
request or consent of the Indenture Trustee, any Certificate Holder or the Owner Participant pursuant to Section 9.01 shall be required to enable the Owner Trustee to enter into any Lease Supplement with the Lessee pursuant to the terms of any Lease to subject an Aircraft or other property thereto or to execute and deliver an Indenture Supplement to subject an Aircraft or other property hereto pursuant to the terms hereof.


                                   ARTICLE X

                                 MISCELLANEOUS

          SECTION 10.01.  Termination of Indenture.  Upon (or at any time after)
                          ------------------------
payment in full of the principal of and interest on and Premium Amount, if any, and all other amounts due under, or otherwise due to the holders of, all Certificates and provided that there shall then be no other amounts due to the Loan Participants, the Certificate Holders and the Indenture Trustee hereunder or under any Participation Agreement or the other Operative Agreements or otherwise secured hereby, the Owner Trustee shall direct the Indenture Trustee to execute and deliver to or as directed in writing by the Owner Trustee an appropriate instrument releasing each Aircraft from the Lien of this

                                TRUST INDENTURE

Indenture and releasing the Operative Agreements from the assignment and pledge thereof hereunder, and the Indenture Trustee shall execute and deliver such instrument as aforesaid and, at the Owner Trustee's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Owner Participant to give effect to such release; provided, however, that
                                                      --------  -------
this Indenture and the trusts created hereby shall earlier terminate and this Indenture shall be of no further force or effect upon any sale or other final disposition by the Indenture Trustee of all property part of the Indenture Estate and, in the case of any sale or other disposition pursuant to Section 4.04, the final distribution by the Indenture Trustee of all monies or other property or proceeds constituting part of the Indenture Estate in accordance with the terms hereof. Except as aforesaid otherwise provided, this Indenture and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

          SECTION 10.02.  No Legal Title to Indenture Estate in Holders.  No
                          ---------------------------------------------
Certificate Holder shall have legal title to any part of the Indenture Estate. No transfer, by operation of law or otherwise, of any Certificate or other right, title and interest of any Certificate Holder in and to the Indenture Estate or hereunder shall operate to terminate this Indenture or entitle such Certificate Holder or any successor or transferee of such holder to an accounting or to the transfer to it of legal title to any part of the Indenture Estate.

          SECTION 10.03.  Sale of Aircraft by Indenture Trustee is Binding.  Any
                          ------------------------------------------------
sale or other conveyance of any Aircraft or any part of the Indenture Estate by the Indenture Trustee made pursuant to the terms of this Indenture or of any Lease shall bind the Certificate Holders and shall be effective to transfer or convey all right, title and interest of the Indenture Trustee, the Owner Trustee, the Owner Participant and the Certificate Holders in and to such Aircraft or such part of the Indenture Estate (and, without limiting the generality of foregoing, shall be free and clear of the Lien of this Indenture). No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Indenture Trustee.

          SECTION 10.04.  Indenture for Benefit of Owner Trustee Indenture
                          ------------------------------------------------
Trustee. Owner Participant and Certificate Holders. Nothing in this Indenture,
--------------------------------------------------
whether express or implied, shall be construed to give to any Person other than The Bank, the Owner Trustee, the Indenture Trustee, the Owner Participant, the Lessee

                                TRUST INDENTURE
and the Certificate Holders any legal or equitable right, remedy or claim under or in respect of this Indenture.

          SECTION 10.05.  No Action Contrary to Lessee's Rights Under any Lease.
                          -----------------------------------------------------
Notwithstanding any of the provisions of this Indenture or the Trust Agreement to the contrary, so long as no Lease Event of Default shall have occurred and be continuing, neither the Indenture Trustee nor the Owner Trustee will take any action in violation of the Lessee's rights under any Lease, including the right to possession and use of the Aircraft subject to such Lease in accordance with the terms of such Lease.

          SECTION 10.06.  Notices.  Unless otherwise expressly specified or
                          -------
permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Indenture to be made, given, furnished or filed shall be in writing, mailed by certified mail, postage prepaid, or by confirmed telex, or by confirmed telecopy and (i) if to the Indenture Trustee, addressed to it at its office at 35 North Sixth Street, Reading, Pennsylvania 19601, Attention: Corporate Trust Administration (telecopier: (215) 655-1349), (ii) if to the Owner Trustee, addressed to it at its office at 79 South Main Street, P.O. Box 30007, Salt Lake City, Utah 84130, Attention: Corporate Trust Department (telecopy: (801) 350-
5053), or (iii) if to any Participant or any Certificate Holder, addressed to such party at such address as such party shall have furnished by notice to the Owner Trustee and the Indenture Trustee, or, until an address is so furnished, addressed to the address of such party (if any) set forth on the signature pages of the Special Participation Agreement. Whenever any notice in writing is required to be given by the Owner Trustee or the Indenture Trustee or any Certificate Holder to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, if such notice is received, if such notice is mailed by certified mail, postage prepaid, or is sent by confirmed telex, or by confirmed telecopy addressed as provided above. Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this Indenture.

          SECTION 10.07.  Severability.  Any provision of this Indenture which
                          ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                                TRUST INDENTURE

          SECTION 10.08.  No Oral Modifications or Continuing Waivers.  No terms
                          -------------------------------------------
or provisions of this Indenture or the Certificates may be changed, waived, discharged or terminated orally, but, only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other Person whose consent is required pursuant to this Indenture; and any waiver of the terms hereof or of any certificate shall be effective only in the specific instance and for the specific purpose given.

          SECTION 10.09.  Successors and Assigns.  All covenants and agreements
                          ----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and assigns of each, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any Certificate Holder shall bind the successors and assigns of such Certificate Holder. This Indenture and the Indenture Estate shall not be affected by any amendment or supplement to the Trust Agreement or by any other action taken under or in respect of the Trust Agreement, except that each reference in this Indenture to the Trust Agreement shall mean the Trust Agreement as amended and supplemented from time to time to the extent permitted hereby and thereby.

          SECTION 10.10.  Headings.  The headings of the various Articles and
                          --------
Sections herein and in the table of contents hereto are for the convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 10.11.  Governing Law; Counterpart Form. This Indenture shall
                          -------------------------------
in all respects be governed by, and construed in accordance with, the law of the State of New York, including all matters of construction, validity and performance. This Indenture may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 10.12.  Collateral.  The Indenture Trustee shall (i) take such
                          ----------
action with respect to the Collateral under the Guarantee or Pledge Agreement, as the case may be, (ii) act on instructions in respect thereof, (iii) be entitled to indemnification in respect of any action taken with respect to any Collateral, (iv) have duties and take action in respect of the Collateral and
(v) otherwise be entitled to protections of this Indenture in respect of the Collateral, as though, in each case, the Collateral were a part of the Indenture Estate.

                                TRUST INDENTURE

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers there-unto duly authorized, as of the day and year first above written, and acknowledge that this Indenture has been made and delivered in the City of New York, and this Indenture having become effective only upon such execution and delivery.


                                 FIRST SECURITY BANK OF UTAH,
                                   NATIONAL ASSOCIATION,
                                   not in its individual capacity,
                                   except as otherwise expressly
                                   provided in the Operative Agreements,
                                   but solely as Owner Trustee

                                   By [SIGNATURE ILLEGABLE]
                                      -----------------------------------
                                      Title:  Asst. Vice President

                                 MERIDIAN TRUST COMPANY,
                                   as Indenture Trustee

                                   By ___________________________________
                                      Title:

                                TRUST INDENTURE

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers there-unto duly authorized, as of the day and year first above written, and acknowledge that this Indenture has been made and delivered in the City of New York, and this Indenture having become effective only upon such execution and delivery.


                                 FIRST SECURITY BANK OF UTAH,
                                   NATIONAL ASSOCIATION,
                                   not in its individual capacity,
                                   except as otherwise expressly provided
                                   in the Operative Agreements, but solely
                                   as Owner Trustee


                                   By_____________________________________
                                     Title:


                                 MERIDIAN TRUST COMPANY,
                                   as Indenture Trustee

                                   By  ?????????
                                     -------------------------------------
                                     Title: VICE PRESIDENT

                                TRUST INDENTURE

                                                               EXHIBIT A
                                                                  to
                                                       Amendment and Restatement
                                                        of Trust Indenture and
                                                          Security Agreement


                      TRUST INDENTURE SUPPLEMENT NO. ___


          TRUST INDENTURE SUPPLEMENT NO. ___ (Southwest Airlines 1990 Trust II,
III & IV) dated ___________      (this "Indenture Supplement") of FIRST SECURITY
                                        --------------------
BANK OF UTAH, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided in the Operative Agreements, but solely as owner trustee under the Trust Agreement (in such capacity, herein called the "Owner
                                                                        -----
Trustee").
-------

                             W I T N E S S E T H:

          WHEREAS, the Amendment and Restatement dated as of August 25, 1995 of Trust Indenture and Security Agreement dated as of December 30, 1991 (Southwest Airlines 1990 Trust II, III & IV) (the "Indenture") between the Owner Trustee
                                        ---------
and Meridian Trust Company as Indenture Trustee (the "Indenture Trustee"),
                                                      -----------------
provides for the execution and delivery of a supplement thereto substantially in the form hereof which shall particularly describe the Aircraft (such term and other defined terms in the Indenture being herein used with the same meanings) and Replacement Engine included in the Trust Indenture Estate, and shall specifically mortgage such Aircraft or Replacement Engine, as the case may be, to the Indenture Trustee.

          WHEREAS*, the Indenture relates to each Airframe and Engines described below and a counterpart of the Indenture is attached hereto and made a part hereof and this Indenture Supplement, together with such counterpart of the Indenture, is being filed for recordation on the date hereof with the Federal Aviation Administration as one document.

          WHEREAS**, the Indenture and Trust Indenture Supplement No. ___ (Southwest Airlines 1990 Trust II, III & IV) dated ______________ (the Indenture being attached to and made a part of such Indenture Supplement and filed therewith) have been duly recorded pursuant to the Federal Aviation Act of 1958,

_______________________

*    This recital is to be included only in the first Indenture Supplement.

**   This recital not to be included in the first Indenture Supplement.

as amended, on __________ , 1991, as one document and have been assigned Conveyance No.___________;

          NOW, THEREFORE, THIS INDENTURE SUPPLEMENT WITNESSETH, that, to secure
(i) the prompt payment of the principal of and Premium Amount (if any) and interest on, and all other amounts due with respect to, (a) the Series A Certificate and (b) the Series B, Certificates from time to time outstanding under the Indenture, (ii) the performance and observance by the Owner Trustee and the Owner Participant of all the agreements, covenants and provisions for the benefit of the Loan Participants and the Certificate Holders in the Indenture and in each Participation Agreement, the Special Participation Agreement and the Certificates contained, (iii) the prompt payment of any and all amounts from time to time owing under the Indenture or each Participation Agreement or the other Operative Agreements by the Owner Trustee, the Owner Participant or the Lessee to the Loan Participants and the Certificate Holders and (iv) the performance and observance by the Guarantors of the Series B Certificates of all the agreements, covenants and provisions for the benefit of the Loan Participants and the Certificate Holders in each Participation Agreement, the Special Participation Agreement and the Guarantee, and for the uses and purposes and subject to the terms and provisions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture, and of the acceptance of the Certificates by the Certificate Holders, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee and its successors and assigns, for the security and benefit of the Loan Participants and the Certificate Holders, in the trust created by the Indenture, a first priority security interest in and first mortgage lien upon, all right, title and interest of the Owner Trustee in, to and under the following described property:

                              INDENTURE SUPPLEMENT

                                   AIRFRAMES
                    Three airframes identified as follows:

                                     FAA           Manufacturer's
                                Registration          Serial
Manufacturer       Model           Number             Number
------------       -----           ------             ------

together with all Parts, appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time thereto belonging, owned by the Owner Trustee and installed in or appurtenant to said aircraft.


                                AIRCRAFT ENGINES
                   (     ) aircraft engines, each such engine
                  having 750 or more rated takeoff horsepower
               or the equivalent thereof, identified as follows:

                                                 Manufacturer's
Manufacturer              Model                  Serial Number
------------              -----                  -------------


together with all Parts, equipment and accessories thereto belonging, by whomsoever manufactured, owned by the Owner Trustee and installed in or appurtenant to said aircraft engines.

          Together with all substitutions, replacements and renewals of the property above described, and all property which shall hereafter become physically attached to or incorporated in the property above described, whether the same are now owned by the Owner Trustee or shall hereafter be acquired by it.

          As further security for the obligations referred to above and secured by the Indenture and hereby, the Owner Trustee has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the

                              INDENTURE SUPPLEMENT
security and benefit of the Loan Participants and the Certificate Holders, in the trust created by the Indenture, all of the right, title and interest of the Owner Trustee in, to and under [the Lease Supplement (Southwest Airlines 1990 Trust II) No. 1 dated September 27, 1990, the Lease Supplement (Southwest Airlines 1990 Trust III) No. 1 dated September 27, 1990 and the Lease Supplement (Southwest Airlines 1990 Trust IV) No. 1 dated September 27, 1990] [the Lease Supplement (Southwest Airlines 1990 Trust __) No. __ of even date] (other than Excluded Payments, if any) covering the property described above.

          TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Loan Participants and the Certificate Holders for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

          This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

          This Indenture Supplement is being delivered in the State of New York.

          AND, FURTHER, the Owner Trustee hereby acknowledges that each Airframe/Engines referred to in this Indenture Supplement and the aforesaid Lease Supplements have been delivered to the Owner Trustee and are included in the property of the Owner Trustee and are covered by all the terms and conditions of the Trust Agreement and are subject to the Lien of the Indenture.

                              INDENTURE SUPPLEMENT

          IN WITNESS WHEREOF, the Owner Trustee has caused this Indenture Supplement to be duly executed by one of its officers thereunto authorized, this _________ day of ________, ______.

                             FIRST SECURITY BANK OF UTAH,
                               NATIONAL ASSOCIATION ,
                               not in its individual capacity
                               except as otherwise expressly
                               provided in the Operative Agreements,
                               but solely as Owner Trustee



                             By__________________________________
                               Title:

                              INDENTURE SUPPLEMENT

                                                            EXHIBIT B
                                                               to
                                                      Amendment and Restatement
                                                       of Trust Indenture and
                                                         Security Agreement


                            FORM OF TAX CERTIFICATE


          Reference is made to the Certificate[s] held by the undersigned pursuant to the Trust Indenture and Security Agreement (Southwest Airlines 1990 Trust II, III & IV) dated as of December 30, 1991 between First Security Bank of Utah, National Association, as Owner Trustee, and Meridian Trust Company, as Indenture Trustee (capitalized terms not otherwise defined herein being used herein as therein defined). The undersigned hereby declares under the penalties of perjury that:

          (1) The undersigned is the beneficial owner of the Certificates issued in its name;

          (2) the income from the Certificates held by the undersigned is not effectively connected with a trade or business within the United States conducted through a permanent establishment of the undersigned within the United States;

          (3)  the undersigned is not a bank;

          (4) the undersigned is not a controlled foreign corporation related (within the meaning of Internal Revenue Code ("I.R.C.") Section 864(d)(4)) to the Owner Trustee or the Owner Participant;

          (5) the undersigned is not a 10% shareholder (within the meaning of I.R.C. Section 871(h) (3) (b)) of the Owner Trustee or the Owner Participant;

          (6) the undersigned is a person other than (i) a citizen or resident of the United States of America, its territories and possessions (including the Commonwealth of Puerto Rico and all other areas subject to its jurisdiction) (the "United States") , (ii) a corporation, partnership or other entity created or organized under the laws of the United States or any political subdivision thereof or therein or (iii) an estate or trust that is subject to United States federal income taxation regardless of the source of its income; and

          (7) the undersigned, if an individual, will not (i) be a lawful permanent resident of the United States at any time during the calendar year, (ii) meet the substantial presence test of I.R.C. Section 7701(b)(3), or (iii) make an election under I.R.C. Section 7701(b) (4) to be treated as a United States resident.

          By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall so inform the Indenture Trustee in writing within thirty days of such change and
(2) the undersigned shall furnish the Indenture Trustee a properly completed and currently effective certificate in either the calendar year in which payment is to be made by the Indenture Trustee to the undersigned, or in either or the two calendar years preceding such payment.


Date:

                               [Name of Certificate Holder]



                               By__________________________
                                 Title:

                                                            EXHIBIT C
                                                               to
                                                    Amendment and Restatement
                                                     of  Trust Indenture and
                                                        Security Agreement


                           (Intentionally omitted.)

                                                            EXHIBIT D
                                                                to
                                                  Amendment and Restatement
                                                   of Trust Indenture and
                                                     Security Agreement


                           (Intentionally omitted.)

                                                              EXHIBIT E
                                                                  to
                                                       Amendment and Restatement
                                                        of Trust Indenture and
                                                          Security Agreement


                                  Swap Upside
                                  -----------

     "Swap Upside"  means, as at any date of (i) prepayment of any Series A
      -----------
Certificate pursuant to Section 2.11(a) or (ii) purchase by a holder or holders of Series B Certificates pursuant to Section 2.13(b) and for any holder of Series A Certificate that is a bank, a bank operating subsidiary or otherwise a floating rate lender, an amount, if any, equal to the amount the Swap Counter-party pays to such holder on such date to terminate the Swap Transaction of such holder on such date.

                                                            ANNEX I
                                                              to
                                                     Amendment and Restatement
                                                      of Trust Indenture and
                                                         Security Agreement


             Schedule of Series A Certificates Principal Payments
             ----------------------------------------------------

               Payment Date                       Principal
               (Interest Payment                  Amount to
               Date Closest to)                    Be Paid
               ----------------                   ---------
                  31-Mar- 92                      $577,950.46
                  30-Jun-92                       $589,009.71
                  30-Sep-92                       $596.386.96
                  31-Dec-92                       $607,924.40
                  31-Mar-93                       $626,965.77
                  30-Jun-93                       $635,322.57
                  30-Sep-93                       $644,104.70
                  31-Dec-93                       $656,565.26
                  31-Mar-94                       $675,469.76
                  30-Jun-94                       $685,293.62
                  30-Sep-94                       $695,591.61
                  31-Dec-94                       $709,048.21
                  31-Mar-95                       $727,805.02
                  30-Jun-95                       $739,211.83
                  30-Sep-95                       $751,145.40
                  31-Dec-95                       $765,676.73

                                -  CONTINUED -

----------------------------------------------------

     Payment Date                           Principal
     (Interest Payment                      Amount to
     Date Closest to)                        Be Paid
     ---------------                         -------
        30-Jan-96                           159,716.30
        29-Feb-96                           160,781.08
        30-Mar-96                           161,852.95
        30-Apr-96                           162,931.97
        30-May-96                           164,018.18
        30-Jun-96                           165,111.64
        30-Jul-96                           166,212.38
        30-Aug-96                           167,320.46
        30-Sep-96                           168,435.94
        30-Oct-96                           169,558.84
        30-Nov-96                           170,689.23
        30-Dec-96                           171,827.16
        30-Jan-97                           172,972.68
        28-Feb-97                           174,125.82
        30-Mar-97                           175,286.67
        30-Apr-97                           176,455.24
        30-May-97                           177,631.61
        30-Jun-97                           178,815.83
        30-Jul-97                           180,007.92
        30-Aug-97                           181,207.98
        30-Sep-97                           182,416.04
        30-Oct-97                           183,632.14
        30-Nov-97                           184,856.35
        30-Dec-97                           186,088.73
        30-Jan-98                           187,329.33
        28-Feb-98                           188,578.18
        30-Mar-98                           189,835.37
        30-Apr-98                           191,100.94
        30-May-98                           192,374.95
        30-Jun-98                           193,657.45
        30-Jul-98                           194,948.49
        30-Aug-98                           196,248.16
        30-Sep-98                           197,556.47
        30-Oct-98                           198,873.52
        30-Nov-98                           200,199.34
        30-Dec-98                           201,534.00
        30-Jan-99                           202,877.57
        28-Feb-99                           204,230.08
        30-Mar-99                           205,591.61
        30-Apr-99                           206,962.23
        30-May-99                           208,341.97
        30-Jun-99                           209,730.92
        30-Jul-99                           211,129.13
        30-Aug-99                           212,536.65
        30-Sep-99                           213,953.56
        30-Oct-99                           215,379.93
        30-Nov-99                           216,815.78
        30-Dec-99                           218,261.23

                                                              ANNEX II
                                                                to
                                                     Amendment and Restatement
                                                        of Trust Indenture and
                                                          Security Agreement


         Schedule of Series B Certificates Principal Payments
         ----------------------------------------------------

           Payment Date                        Principal
         (Interest Payment                     Amount to
          Date Closest to)                      Be Paid
         ------------------                  -------------
            31-Mar-92                         $111,611.17
            30-Jun-92                         $113,746.88
            30-Sep-92                         $113,445.68
            31-Dec-92                         $115,640.35
            31-Mar-93                         $122,736.68
            30-Jun-93                         $122,655.68
            30-Sep-93                         $122,624.73
            31-Dec-93                         $124,996.98
            31-Mar-94                         $132,066.97
            30-Jun-94                         $132,268.18
            30-Sep-94                         $132,528.82
            31-Dec-94                         $135,092.67
            31-Mar-95                         $142,134.25
            30-Jun-95                         $142,639.96
            30-Sep-95                         $143,215.22
            31-Dec-95                         $145,985.80
            31-Dec-99                       $9,955,302.21